THE OAKMARK FUND

THE OAKMARK
SELECT FUND

THE OAKMARK SMALL
CAP FUND

THE OAKMARK EQUITY
AND INCOME FUND

THE OAKMARK
GLOBAL FUND

THE OAKMARK
INTERNATIONAL FUND

THE OAKMARK
INTERNATIONAL SMALL
CAP FUND

SEMI-ANNUAL REPORT
MARCH 31, 2002

ADVISED BY HARRIS ASSOCIATES L.P.

[LOGO] OAKMARK
FAMILY OF FUNDS

THE OAKMARK FAMILY OF FUNDS

2002 SEMI-ANNUAL REPORT

LETTER FROM THE PRESIDENT                                                   1
SUMMARY INFORMATION                                                         2
COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                          4
THE OAKMARK FUND
    Letter from the Portfolio Managers                                      6
    Schedule of Investments                                                 7
THE OAKMARK SELECT FUND
    Letter from the Portfolio Managers                                     11
    Schedule of Investments                                                12
THE OAKMARK SMALL CAP FUND
    Letter from the Portfolio Managers                                     14
    Schedule of Investments                                                17
THE OAKMARK EQUITY AND INCOME FUND
    Letter from the Portfolio Managers                                     21
    Schedule of Investments                                                24
THE OAKMARK GLOBAL FUND
    Letter from the Portfolio Managers                                     30
    Global Diversification Chart                                           33
    Schedule of Investments                                                34
COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS          39
THE OAKMARK INTERNATIONAL FUND
    Letter from the Portfolio Managers                                     41
    International Diversification Chart                                    42
    Schedule of Investments                                                43
THE OAKMARK INTERNATIONAL SMALL CAP FUND
    Letter from the Portfolio Managers                                     48
    International Diversification Chart                                    49
    Schedule of Investments                                                50
FINANCIAL STATEMENTS
    Statement of Assets and Liabilities                                    56
    Statement of Operations                                                58
    Statement of Changes in Net Assets                                     60
    Notes to Financial Statements                                          67
OAKMARK PHILOSOPHY & PROCESS                                               83
OAKMARK GLOSSARY                                                           84
TRUSTEES AND OFFICERS                                                      85

FOR MORE INFORMATION

Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275) or (617) 449-6274.

LETTER FROM THE PRESIDENT

DEAR FELLOW SHAREHOLDERS:
After a volatile and emotional 2001, we continue to remain focused on our primary task: generating investment returns that help our shareholders meet their long-term investment goals.

THE GLOBAL ECONOMY
It appears that a global recovery is developing, and while valuation levels are still high, markets in general are not dramatically overvalued. Unfortunately, a general lack of pricing power and rising cost pressures raise questions about the magnitude of the profit rebound in a recovery. Thus, we expect the rest of 2002 to be a challenging investment environment, but one where we believe the strength of our value philosophy and process can provide satisfactory results.

REALISTIC EXPECTATIONS
When assessing how we have done for our investors, we hold ourselves to two standards. First, are we generating positive rates of return? Second, what are our returns versus the benchmarks over time? As you can see from the performance charts in the subsequent pages, we continue to generate positive answers to both questions. We use two standards to help us keep the proper perspective in managing your funds.

We are confident that common stocks over the long term will be excellent vehicles for meeting financial goals. However, the important lesson of the last 2 years is that risk assessment has to be part of the investment process. Because of the very strong market of the 1990's, many investors were mesmerized by the potential for large gains without considering possible risks. They forgot that the only true impediment to long-term wealth accumulation is loss of capital: one or two down years negates the benefits of compounding. Capital preservation is a focus of our philosophy and process and our shareholders have and will benefit from this emphasis.

AVOIDING ENRONS
The complex situation with Enron raised numerous questions about corporate integrity. We do not believe this event is symptomatic of system-wide problems. It does highlight, among other things, the importance of thorough analysis to investment success. At Oakmark, we have always performed extensive analysis of ALL THREE financial statements: the balance sheet, the income statement, and the cash flow statement -- not simply a cursory look at a summary statistic like earnings-per-share (EPS). Our firm is driven by its analytical strength, and issues relating to accounting and the goals of company management have always been critical to our process.

[PHOTO OF ROBERT M. LEVY]

MORNINGSTAR MANAGER OF THE YEAR
In early January, Bill Nygren, portfolio manager of The Oakmark and Oakmark Select Funds, received Morningtar's(1) Domestic-Equity Manager of the Year award. This is a well deserved honor for Bill, and as Bill himself acknowledges, this also reflects on the strength of our analyst team. Our investment analyst group is talented and experienced. We continue to believe our key strength -- in addition to a strict adherence to value investing -- is the depth and quality of the people in our firm.

Thank you for your continued investment with The Oakmark Family of Funds.

/s/ ROBERT M. LEVY

ROBERT M. LEVY
PRESIDENT AND CEO

April 5, 2002

THE OAKMARK FAMILY OF FUNDS
SUMMARY INFORMATION

                                                                       THE OAKMARK                  THE OAKMARK
                                      THE OAKMARK                        SELECT                      SMALL CAP
PERFORMANCE FOR PERIOD(2)                 FUND                            FUND                         FUND
ENDED MARCH 31, 2002
3 MONTHS*                                  4.17%                           2.53%                        12.26%

6 MONTHS*                                 15.44%                          11.04%                        33.22%

1 YEAR                                    14.76%                          16.69%                        34.79%

AVERAGE ANNUAL TOTAL
RETURN FOR:
   3 YEAR                                  7.40%                          18.92%                        14.32%
   5 YEAR                                 10.27%                          25.82%                         9.54%
   10 YEAR                                16.76%                            N/A                           N/A

   SINCE INCEPTION                        19.90%                          28.14%                        14.62%

   VALUE OF $10,000
   FROM INCEPTION DATE                   $69,250                         $38,306                       $24,014
                                         (8/5/91)                        (11/1/96)                     (11/1/95)

TOP FIVE HOLDINGS(3)
AS OF MARCH 31, 2002           Washington                    Washington                    MSC.Software Corp.      3.7%
                                Mutual, Inc.           3.7%   Mutual, Inc.          15.8%  eFunds Corp.            3.5%
                               H&R Block, Inc.         2.8%  H&R Block, Inc.         7.0%  ITT Educational
COMPANY AND % OF TOTAL         AT&T Corp.              2.6%  Tricon Global Restaurants      Services, Inc.         3.5%
NET ASSETS                     The Kroger Co.          2.5%  Restaurants, Inc.       4.8%  ShopKo Stores, Inc.     3.3%
                               TXU Corp.               2.4%  Electronic Data               IDEXX Laboratories,
                                                              Systems Corporation    4.8%   Inc.                   3.2%
                                                             IMS Health
                                                              Incorporated           4.6%

TOP FIVE INDUSTRIES            Retail                 14.9%  Retail                 18.1%  Computer Software       7.0%
AS OF MARCH 31, 2002           Other Consumer Goods          Banks and Thrifts      15.8%  Banks and Thrifts       6.7%
                                 and Services          7.8%  Other Consumer Goods          Food and Beverage       5.7%
INDUSTRIES AND % OF TOTAL      Food and Beverage       6.3%   and Services          11.4%  Medical Products        4.8%
NET ASSETS                     Banks and Thrifts       6.0%  Computer Services       8.9%  Real Estate             4.2%
                               Computer Services       5.5%  Telecommunications      8.5%

                                   THE OAKMARK                THE OAKMARK              THE OAKMARK               THE OAKMARK
                                   EQUITY AND                   GLOBAL                INTERNATIONAL              INTERNATIONAL
PERFORMANCE FOR PERIOD(2)          INCOME FUND                   FUND                     FUND                  SMALL CAP FUND
ENDED MARCH 31, 2002
3 MONTHS*                             4.19%                     10.86%                   11.46%                     10.19%

6 MONTHS*                            12.45%                     38.99%                   30.67%                     31.34%

1 YEAR                               18.07%                     34.04%                   15.85%                     20.60%

AVERAGE ANNUAL TOTAL
RETURN FOR:
   3 YEAR                            16.71%                       N/A                    13.39%                     11.87%
   5 YEAR                            17.05%                       N/A                     8.14%                      8.74%
   10 YEAR                             N/A                        N/A                      N/A                        N/A

   SINCE INCEPTION                   16.54%                     17.53%                   12.64%                      9.94%

   VALUE OF $10,000
   FROM INCEPTION DATE              $26,708                    $15,387                  $31,006                    $18,370
                                    (11/1/95)                  (8/4/99)                 (9/30/92)                  (11/1/95)

TOP FIVE HOLDINGS(3)
AS OF MARCH 31, 2002      First Health               Synopsys, Inc.       5.1% Hunter Douglas N.V.    3.4% Gurit-Heberlien AG   4.3%
                          Group Corp.           3.2% Novell, Inc.         5.0% Banca Popolare              Pacific Dunlop
                          UST Inc.              2.9% eFunds Corporation   4.4%  di Verona             3.2%  Limited             3.9%
COMPANY AND % OF TOTAL    IMS Health                 Hunter Douglas N.V.  4.0% Cordiant Communications     Grupo Aeroportuario
NET ASSETS                Incorporated          2.8% Michael Page               Group plc             3.2%  del Sureste S.A. de
                          SAFECO Corporation    2.6%  International plc   4.0% Somerfield plc         2.9%  C.V.                3.8%
                          Century Tel, Inc.     2.6%                           Meitec Corporation     2.9% Kobenhavns
                                                                                                           Lufthavne A/S        3.6%
                                                                                                           Solvus S.A.          3.2%

TOP FIVE INDUSTRIES       U.S. Government            Computer Software   10.1% Banks and Thrifts     10.2% Food and Beverage    8.6%
AS OF MARCH 31, 2002       Notes               30.2% Banks and Thrifts    7.8% Food and Beverage      8.9% Diversified
                          Oil and Natural Gas   5.9% Information Services 7.5% Other Industrial Goods       Conglomerates       8.2%
INDUSTRIES AND % OF TOTAL Health Care Services  5.6% Retail               7.3%  and Services          7.4% Airport Maintenance  7.4%
NET ASSETS                Retail                5.3% Marketing Services   4.9% Publishing             7.1% Retail               6.6%
                          Telecommunications    4.7%                           Chemicals              5.9% Human Resources      5.6%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

THE OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we look for stocks with prices less than 60% of intrinsic value, with intrinsic value that is likely to grow and with management that acts in the interest of outside shareholders. The combination of these factors creates OUR BIGGEST COMPETITIVE ADVANTAGE--THE ABILITY TO BE MORE PATIENT THAN MOST INVESTORS.

[PHOTO OF WILLIAM C. NYGREN]

I just returned from a Spring Break vacation with my children at a resort where the primary means of transportation was by golf cart. For kids who are just a few years away from driving cars, driving golf carts was the coolest part of the vacation! When I first rode in the carts with them, cutting something of a zig-zag path down the road, I was reminded of what a problem over-steering is for inexperienced drivers. When driving too far to the left, the temptation is to make a sharp turn to the right, but then the car ends up too far to the right and again needs correcting. Every drivers education course teaches that the best way to combat over-steering is to move one's field of vision further down the road. Effectively, the further down the road you are watching, the easier it is to drive straight. For experienced drivers, over-steering isn't an issue because it is second-nature to watch a long way down the road.

Even for experienced stock market investors, however, over-steering continues to influence their investment choices. Stock prices react sharply to minor changes in short-term expectations, creating opportunities for investors looking further down the road. As one extends the timeframe, one's focus also changes. In your personal life, if you are thinking about tomorrow, you might be focused on your appointments, the food you will eat, or even what the weather might be. But, if instead you think five years into the future, those issues all become trivial and the focus shifts to more substantial issues like your physical and financial well-being and spending time with the people you care about. The same holds true in the stock market. The investor trying to predict how a stock price will change this week focuses on stock charts that may help assess recent buying and selling interest, the release of economic statistics, or earnings results that are a penny different than expectations. The focus is very much on data that reflect the academic definition of risk--stock price volatility. But as Peter Bernstein wrote in his book, AGAINST THE GODS--THE REMARKABLE STORY OF RISK, (yes, vacation reading was this exciting!), "Once we introduce the element of time, the linkage between risk and volatility begins to diminish."

Our greatest competitive advantage at The Oakmark Family of Funds is that we are in a shrinking group of investors who make decisions based on long-term expectations. Our approach has always been to think about how a business might change over the next five years. When one extends the investment timeframe to five years, just as in one's personal life, the key issues become more meaningful. The focus moves from stock market data to an analysis of the business--its competitive position, financial strength, growth prospects, quality of management and so on. Risk shifts from price volatility to the inaccuracy of our long-term business forecasts.

Using one of our holdings, Washington Mutual, as an example, we can see how the analysis changes. Most Wall Street reports advise on a very short time horizon. These reports are now focused on how first quarter earnings will compare to consensus expectations of 97 CENTS, and whether or not the Fed will raise interest rates at their next meeting. Thinking about our five-year horizon, we focus on a company that is likely to be much more valuable because it will gain further competitive advantage from lowering its cost structure, and will grow its earnings and dividends by 60-100% (10-15% annual growth). If we are right, it will also likely benefit from a higher P/E(4) ratio--its current relative P/E ratio of 30% compared to the S&P 500(5) is near historic lows. Over our time horizon, the short-term volatility becomes trivial--a result of minor deviations from

[SIDENOTE]

                                   HIGHLIGHTS

-    Our investments are based on how a business may change over five years.

-    We attempt to take advantage of market over-reaction to short-term events.

-    Mutual Fund investors could also benefit from using a longer time horizon.

expectations; instead, the accuracy of our long-term forecasts becomes critical.

Peter Bernstein goes on to say that "For true long-term investors, that small group of people like Warren Buffett who can shut their eyes to short-term fluctuations...volatility represents opportunity rather than risk." By using a long-term horizon we benefit in several ways. First, our analysis looks at current intrinsic value and the likely changes to future intrinsic value. Second, we believe we are more skilled at analyzing variables that affect intrinsic value than we are at analyzing short-term stock market data. Third, our portfolios enjoy the lower costs that are associated with below-average turnover (and the related tax advantages). Conventional wisdom says long-term investing is a defensive, old-fashioned way to invest. We find, to the contrary, that investing for the long-term is our best offensive weapon--it allows us to take advantage of opportunities created by others who over-steer, or over-react to short-term events.

Mutual fund investors also hurt themselves by "over-steering." Investors obsessively monitor short-term performance and "correct" their portfolios by increasing exposure to what has recently been successful. A study of mutual fund investors, published last quarter by the Dalbar consulting firm, showed that in the last fifteen years mutual fund investors achieved annual returns of nearly ten percentage points less than returns achieved by the S&P 500. The great majority of the shortfall was not caused by underperformance of mutual funds themselves, but rather by the tendency of investors to oversteer. They zig-zagged down the road, investing in funds they wished they had owned only to find those funds no longer produced attractive returns, and then they kept repeating the process.

We have always encouraged our shareholders to take a long-term view and to use our funds as part of a balanced approach to managing their assets. Two years ago, we were strongly suggesting that the high returns in growth funds meant that investors who wanted to stay balanced needed to reduce holdings in growth funds and increase holdings in value funds. Unfortunately, many investors did just the opposite. Now, following two very good years for value investors (and difficult years for growth) we are often asked if that same advice doesn't suggest that investors should now reduce value holdings. Despite the intuitive appeal of that logic, there are two reasons why we say "no." First, investors have not yet compensated for their "over-steering" in the growth direction. According to figures compiled by Lipper, assets in growth funds still exceed assets in value funds by more than 10%. In general, investors who desire a balance between growth and value still need to steer in the direction of value. Second, the holdings in our portfolios are not static and look quite different than they did two years ago. Since growth stocks have fallen, and have begun to meet our valuation criteria, our portfolios now have heavier weightings in companies that enjoy above-average growth. Because stock prices direct changes in our portfolios, our shareholders need to rebalance less frequently. By taking the long-term view, we hope our shareholders and prospective shareholders stay focused on the importance of our investment approach--our unrelenting focus on business value--rather than merely focusing on our recent results.

We continue to believe the market is allowing us to construct portfolios that have above-average growth prospects at below-average prices. We also continue to believe that technology stocks are generally priced at unattractive values. Last quarter, BARRON'S increased their tech coverage, further anecdotal evidence of too much interest in technology stocks. Maybe when BARRON'S introduces a "Savings & Loan" pull-out section, it will be time to sell Washington Mutual, currently the largest holding in both funds!

/s/ BILL NYGREN

WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER

bnygren@oakmark.com

April 3, 2002

THE OAKMARK FUND
     REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN] [PHOTO OF KEVIN GRANT]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (3/31/02) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(5)

                     THE OAKMARK FUND    S & P 500
  8/1/1991               $10,000          $10,000
12/31/1991               $13,020          $10,909
 3/31/1992               $14,690          $10,634
 6/30/1992               $15,230          $10,836
 9/30/1992               $16,800          $11,178
12/31/1992               $19,386          $11,741
 3/31/1993               $20,927          $12,253
 6/30/1993               $21,494          $12,313
 9/30/1993               $23,095          $12,631
12/31/1993               $25,300          $12,924
 3/31/1994               $24,242          $12,434
 6/30/1994               $24,951          $12,486
 9/30/1994               $26,663          $13,097
12/31/1994               $26,138          $13,095
 3/31/1995               $28,539          $14,370
 6/30/1995               $30,303          $15,741
 9/30/1995               $32,841          $16,992
12/31/1995               $35,134          $18,015
 3/31/1996               $36,386          $18,982
 6/30/1996               $37,661          $19,834
 9/30/1996               $37,945          $20,447
12/31/1996               $40,828          $22,152
 3/31/1997               $42,456          $22,746
 6/30/1997               $48,917          $26,716
 9/30/1997               $52,009          $28,717
12/31/1997               $54,132          $29,542
 3/31/1998               $59,517          $33,663
 6/30/1998               $57,909          $34,775
 9/30/1998               $49,899          $31,316
12/31/1998               $56,155          $37,985
 3/31/1999               $55,888          $39,877
 6/30/1999               $62,332          $42,688
 9/30/1999               $53,882          $40,023
12/31/1999               $50,277          $45,977
 3/31/2000               $45,767          $47,032
 6/30/2000               $46,950          $45,783
 9/30/2000               $49,815          $45,339
12/31/2000               $56,201          $41,791
 3/31/2001               $60,342          $36,837
 6/30/2001               $65,927          $38,993
 9/30/2001               $59,986          $33,269
12/31/2001               $66,479          $36,824
 3/31/2002               $69,250          $36,926

                        AVERAGE ANNUAL TOTAL RETURNS(2)
                                 (as of 3/31/02)

                       TOTAL RETURN   1-YEAR    5-YEAR   10-YEAR    SINCE
                      LAST 3 MONTHS*                              INCEPTION
                                                                  (8/5/91)
OAKMARK FUND               4.17%      14.76%    10.27%   16.76%    19.90%
S&P 500                    0.27%       0.24%    10.17%   13.25%    13.04%
Dow Jones Average(6)       4.32%       7.17%    11.44%   14.85%    14.81%
Lipper Large Cap           1.92%       1.02%     9.43%   12.39%    12.46%
Value Index(7)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Fund increased in value by 4% last quarter, allowing the Fund to achieve a new all-time high price. We are pleased with that performance based on absolute returns, relative to market indices and relative to the other large-cap value funds with which we compete. We added only one new holding last quarter--Schering Plough. It is another in our growing list of large-cap, growth-stock, fallen angels.

SCHERING PLOUGH (SGP--$31)
Schering Plough is a worldwide manufacturer of prescription and over-the-counter drugs. In 1999, Schering reached a stock price of $61 as their earnings hit an all-time high of $1.42 per share. Despite higher earnings--EPS are estimated to be $1.75 this year--the analysis of Schering is now focused on the upcoming expiration of some of the U.S. patent protection on their largest selling drug, Claritin. Claritin's U.S. sales account for less than 30% of revenues, and generic competition will certainly reduce Claritin's profitability. However, we believe a 50% reduction in the stock price has more than compensated for this loss. With the stock now selling at about eighteen times next year's estimated earnings, we believe Schering is selling at a large discount to its intrinsic value. Perhaps the market view of Schering will change as attention shifts to next year's expected launch of a new anti-cholesterol compound. If not, we believe Schering could be an attractive acquisition candidate for other large pharmaceutical companies.

Finally, an update on the Fund's tax position. The Oakmark Fund has produced a cumulative return of 38% since the beginning of calendar year 2000. Despite that gain, we have made no taxable capital gain distributions because of the loss-carry forward the Fund enjoys. The Fund continues to have a loss-carry forward of over 75 CENTS per share, so it is our expectation that there will be no capital gains distribution again this year.

/s/ Bill Nygren
----------------------
WILLIAM C. NYGREN, CFA
Portfolio Manager
bnygren@oakmark.com

/s/ Kevin Grant
------------------
KEVIN GRANT, CFA
Portfolio Manager
kgrant@oakmark.com

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2002 (UNAUDITED)

NAME                                                                 SHARES HELD       MARKET VALUE
----                                                                 -----------     ----------------
COMMON STOCKS--90.5%
FOOD & BEVERAGE--6.3%
    General Mills, Inc.                                                1,805,000     $     88,174,250
    Kraft Foods Inc.                                                   2,195,000           84,836,750
    H.J. Heinz Company                                                 2,010,000           83,415,000
                                                                                     ----------------
                                                                                          256,426,000
RETAIL--4.9%
    The Kroger Co. (a)                                                 4,640,000     $    102,822,400
    Tricon Global Restaurants, Inc. (a)                                1,450,000           85,231,000
    J.C. Penney Company, Inc.                                          4,027,900           83,417,809
    The Gap, Inc.                                                      5,425,000           81,592,000
    Safeway Inc. (a)                                                   1,627,000           73,247,540
    McDonald's Corporation                                             2,300,000           63,825,000
    CVS Corporation                                                    1,805,000           61,965,650
    Toys `R' Us, Inc. (a)                                              3,125,000           56,125,000
                                                                                     ----------------
                                                                                          608,226,399
HOUSEHOLD PRODUCTS--3.3%
    Newell Rubbermaid Inc.                                             2,275,000     $     72,709,000
    The Clorox Company                                                 1,440,200           62,835,926
                                                                                     ----------------
                                                                                          135,544,926
OFFICE EQUIPMENT--1.8%
    Xerox Corporation                                                  6,664,900     $     71,647,675

HARDWARE--1.8%
    The Black & Decker Corporation                                     1,622,200     $     75,497,188

OTHER CONSUMER GOODS & SERVICES--7.8%
    H&R Block, Inc.                                                    2,541,700     $    112,978,565
    Fortune Brands, Inc.                                               1,745,600           86,180,272
    Mattel, Inc.                                                       3,465,000           72,210,600
    Cendant Corporation (a)                                            2,395,100           45,985,920
                                                                                     ----------------
                                                                                          317,355,357
BANK & THRIFTS--6.0%
    Washington Mutual, Inc.                                            4,587,300     $    151,977,249
    U.S. Bancorp                                                       4,200,000           94,794,000
                                                                                     ----------------
                                                                                          246,771,249
INSURANCE--1.9%
    MGIC Investment Corporation                                        1,137,900     $     77,866,497

OTHER FINANCIAL--2.2%
    Fannie Mae                                                         1,135,000     $     90,663,800

NAME                                                                 SHARES HELD       MARKET VALUE
----                                                                 -----------     ----------------
COMMON STOCKS--90.5% (CONT.)
HOTELS & MOTELS--0.2%
    Starwood Hotels & Resorts Worldwide, Inc.                            235,000     $      8,838,350

MARKETING SERVICES--1.8%
    The Interpublic Group of Companies, Inc.                           2,200,000     $     75,416,000

COMPUTER SERVICES--5.5%
    Electronic Data Systems Corporation                                1,544,500     $     89,565,555
    First Data Corporation                                               840,000           73,290,000
    SunGard Data Systems Inc. (a)                                      1,931,600           63,684,852
                                                                                     ----------------
                                                                                          226,540,407
TELECOMMUNICATIONS--4.2%
    AT&T Corp.                                                         6,635,000     $    104,169,500
    Sprint Corporation                                                 4,496,000           68,743,840
                                                                                     ----------------
                                                                                          172,913,340
TELECOMMUNICATIONS EQUIPMENT--3.4%
    General Motors Corporation, Class H (Hughes
      Electronics Corporation) (a)                                                   $     75,670,000
    Motorola, Inc.                                                     4,475,000           63,545,000
                                                                                     ----------------
                                                                                          139,215,000
TV PROGRAMMING--1.9%
    Liberty Media Corporation, Class A (a)                             6,300,000     $     79,632,000

PUBLISHING--3.3%
    Gannett Co., Inc.                                                    934,500     $     71,115,450
    Knight-Ridder, Inc.                                                  916,000           62,920,040
                                                                                     ----------------
                                                                                          134,035,490
PHARMACEUTICALS--4.5%
    Merck & Co., Inc.                                                  1,400,000     $     80,612,000
    Chiron Corporation (a)                                             1,172,000           53,783,080
    Schering-Plough Corporation                                        1,525,000           47,732,500
                                                                                     ----------------
                                                                                          182,127,580
MEDICAL PRODUCTS--2.3%
    Guidant Corporation (a)                                            2,158,000     $     93,484,560

AUTOMOBILES--1.4%
    Ford Motor Company                                                 3,575,000     $     58,951,750

AEROSPACE & DEFENSE--1.9%
    Honeywell International Inc.                                       1,550,000     $     59,318,500
    Rockwell Collins                                                     681,100           17,177,342
                                                                                     ----------------
                                                                                           76,495,842

                                                                      SHARES HELD/
NAME                                                                   PAR VALUE       MARKET VALUE
----                                                                  ------------   ----------------
COMMON STOCKS--90.5% (CONT.)
WASTE DISPOSAL--2.1%
    Waste Management, Inc.                                             3,135,300     $     85,436,925

BUILDING MATERIALS & CONSTRUCTION--1.9%
    Masco Corporation                                                  2,833,000     $     77,765,850

UTILITIES--2.4%
    TXU Corp.                                                          1,765,000     $     96,210,150

OIL & NATURAL GAS--5.2%
    Phillips Petroleum Company                                         1,192,700     $     74,901,560
    Conoco Inc.                                                        2,550,000           74,409,000
    Burlington Resources Inc.                                          1,550,500           62,159,545
                                                                                     ----------------
                                                                                          211,470,105

OTHER INDUSTRIAL GOODS & SERVICES--0.7%
    Illinois Tool Works Inc.                                             404,200     $     29,243,870

RECREATION & ENTERTAINMENT--1.8%
    Carnival Corporation                                               1,500,000     $     48,975,000
    Brunswick Corporation                                                826,700           22,585,444
                                                                                     ----------------
                                                                                           71,560,444

    TOTAL COMMON STOCKS (COST: $3,104,376,638)                                          3,699,336,754

SHORT TERM INVESTMENTS--9.5%

U.S. GOVERNMENT BILLS--3.9%
    United States Treasury Bills, 1.71% - 1.99%
      due 4/4/2002 - 9/5/2002                                       $160,000,000     $    159,433,220

    TOTAL U.S. GOVERNMENT BILLS (COST: $159,452,679)                                      159,433,220
COMMERCIAL PAPER--2.9%
    ChevronTexaco Corporation, 1.75% - 1.79%
      due 4/5/2002 - 4/22/2002                                      $ 40,000,000     $     40,000,000
    Citicorp, 1.80% due 4/4/2002                                      20,000,000           20,000,000
    American Express Credit Corporation, 1.72% - 1.80%
      due 4/2/2002 - 4/8/2002                                         60,000,000           60,000,000

    TOTAL COMMERCIAL PAPER (COST: $120,000,000)                                           120,000,000

NAME                                                                  PAR VALUE       MARKET VALUE
----                                                                ------------     ---------------
SHORT TERM INVESTMENTS--9.5% (CONT.)
REPURCHASE AGREEMENTS--2.7%
    State Street Repurchase Agreement, 1.75% due 4/1/2002,
      repurchase price $109,875,361 collateralized by
      U.S. Treasury Bonds                                           $109,854,000      $  109,854,000

    TOTAL REPURCHASE AGREEMENTS (COST: $109,854,000)                                     109,854,000

    TOTAL SHORT TERM INVESTMENTS (COST: $389,306,679)                                    389,287,220
    Total Investments (Cost $3,493,683,317)--100.0% (b)                               $4,088,623,974
    Other Assets In Excess Of Other Liabilities--0.0%                                        581,881
                                                                                    ----------------
    TOTAL NET ASSETS--100%                                                            $4,089,205,855
                                                                                    ================

(a)  Non-income producing security.
(b) At March 31, 2002, net unrealized appreciation of $594,940,657, for federal income tax purposes, consisted of gross unrealized appreciation of $680,504,385 and gross unrealized depreciation of $85,563,728.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND

REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN] [PHOTO OF HENRY BERGHOEF]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (3/31/02) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(5)

[CHART]

                  THE OAKMARK
                  SELECT FUND     S&P 500
10/31/96              $10,000     $10,000
12/31/96              $11,420     $10,543
03/31/97              $12,140     $10,826
06/30/97              $14,180     $12,715
09/30/97              $16,340     $13,668
12/31/97              $17,704     $14,060
03/31/98              $20,078     $16,021
06/30/98              $20,462     $16,551
09/30/98              $16,936     $14,904
12/31/98              $20,575     $18,078
03/31/99              $22,766     $18,979
06/30/99              $24,482     $20,317
09/30/99              $22,028     $19,048
12/31/99              $23,557     $21,882
03/31/00              $25,667     $22,384
06/30/00              $24,324     $21,790
09/30/00              $27,432     $21,578
12/31/00              $29,637     $19,890
03/31/01              $32,826     $17,532
06/30/01              $35,865     $18,558
09/30/01              $34,496     $15,834
12/31/2001            $37,359     $17,526
3/31/2002             $38,306     $17,574


                                       AVERAGE ANNUAL TOTAL RETURNS(2)
                                              (AS OF 3/31/02)
                       TOTAL RETURN      1-YEAR      5-YEAR        SINCE
                      LAST 3 MONTHS*                             INCEPTION
                                                                 (11/1/96)
--------------------------------------------------------------------------
OAKMARK SELECT FUND        2.53%         16.69%      25.82%       28.14%
S&P 500                    0.27%          0.24%      10.17%       10.97%
S&P MidCap 400(8)          6.72%         18.89%      17.98%       17.38%
Lipper Mid Cap             6.23%         17.94%      11.51%       11.38%
Value Index(9)
--------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.


* Not annualized

The Oakmark Select Fund increased in value by 3% for the quarter. That increase put the Fund's NAV(10) at another new quarter-end high. Since our goal is to compound wealth at above-average returns over a long time period, it is always rewarding to report that during the quarter we reached new high prices. On a relative basis, the Fund outperformed the S&P 500 but lagged some of our value peers. The main reason for this was the continued strong performance of smaller, more cyclical companies. As you know, The Oakmark Select Fund's portfolio has been shifting away from those names as they have achieved price targets and has been reinvesting in higher quality, larger-cap companies because we believe those stocks have become undervalued.

During the quarter we completed sales of Liz Claiborne, Reynolds & Reynolds, and Ceridian. With those positions eliminated, the Fund is back down to its target of twenty or fewer positions. Your Fund's largest position continues to be Washington Mutual, the largest savings and loan in the country, which is priced at just above eight times estimated earnings. Questions were raised last quarter about the quality of Washington Mutual's earnings, the gains they have taken on financial hedges, and the vulnerability of their earnings to interest rate increases. These are all issues we had considered long before Enron put accounting analysis in the spotlight. We continue to believe that Washington Mutual uses appropriate accounting, and that hedging activity reduces their vulnerability to interest rate changes. It is our largest position because it is the single stock we are most confident is significantly undervalued.

Thank you for your support.

/s/ WILLIAM C. NYGREN

WILLIAM C. NYGREN, CFA
Portfolio Manager
bnygren@oakmark.com

/s/ HENRY BERGHOEF

HENRY BERGHOEF, CFA
Portfolio Manager
berghoef@oakmark.com

April 4, 2002

SCHEDULE OF INVESTMENTS--MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NAME                                                 SHARES HELD   MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--91.2%

RETAIL--18.1%
    Tricon Global Restaurants, Inc. (a)                4,126,800    $242,573,304
    Toys `R' Us, Inc. (a)(b)                          12,798,500     229,861,060
    The Kroger Co. (a)                                10,262,500     227,417,000
    Office Depot, Inc. (a)                            10,471,000     207,849,350
                                                                    ------------
                                                                     907,700,714
HOUSEHOLD PRODUCTS--1.2%
     Energizer Holdings, Inc. (a)                      2,649,200    $ 62,918,500


OFFICE EQUIPMENT--3.0%
     Xerox Corporation                                13,854,000    $148,930,500


OTHER CONSUMER GOODS & SERVICES--11.4%
    H&R Block, Inc.                                    7,938,800    $352,879,660
    Mattel, Inc.                                      10,554,000     219,945,360
                                                                    ------------
                                                                     572,825,020
BANK & THRIFTS--15.8%
     Washington Mutual, Inc.                          23,905,200    $791,979,276


INFORMATION SERVICES--8.1%
    The Dun & Bradstreet Corporation (a)(b)            5,422,400    $216,950,224
    Moody's Corporation                                4,584,000     188,402,400
                                                                    ------------
                                                                     405,352,624
COMPUTER SERVICES--8.9%
    Electronic Data Systems Corporation                4,150,900    $240,710,691
    First Data Corporation                             2,365,200     206,363,700
                                                                    ------------
                                                                     447,074,391
TELECOMMUNICATIONS--8.5%
    AT&T Corp.                                        14,748,000    $231,543,600
    Sprint Corporation                                12,791,500     195,582,035
                                                                    ------------
                                                                     427,125,635
PUBLISHING--3.7%
     Knight-Ridder, Inc.                               2,727,000    $187,317,630


PHARMACEUTICALS--4.1%
     Chiron Corporation (a)                            4,504,400    $206,706,916


HEALTH CARE SERVICES--4.6%
    IMS Health Incorporated                           10,392,000    $233,300,400

                                                                 SHARES HELD/
NAME                                                              PAR VALUE        MARKET VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS--91.2% (CONT.)

OIL & NATURAL GAS--3.8%
    Burlington Resources Inc.                                      4,734,500    $   189,806,105

    TOTAL COMMON STOCKS (COST: $3,486,921,567)                                    4,581,037,711

SHORT TERM INVESTMENTS--9.5%

U.S. GOVERNMENT BILLS--3.3%
    United States Treasury Bills, 1.71% - 1.99%
      due 4/18/2002 - 9/5/2002                               $   170,000,000    $   169,354,290

    TOTAL U.S. GOVERNMENT BILLS (COST: $169,374,575)                                169,354,290

COMMERCIAL PAPER--3.2%

    Chevrontexaco Corporation, 1.78% - 1.80%
      due 4/1/2002 - 4/5/2002                                $    60,000,000         60,000,000
    Citicorp, 1.78% - 1.82% due 4/2/2002 - 4/4/2002               60,000,000         60,000,000
    American Express Credit Corporation, 1.79% - 1.80%
      due 4/5/2002 - 4/22/2002                                    40,000,000         40,000,000

    TOTAL COMMERCIAL PAPER (COST: $160,000,000)                                     160,000,000

REPURCHASE AGREEMENTS--3.0%
    State Street Repurchase Agreement, 1.75% due 4/1/2002,
      repurchase price $149,348,034 collateralized by
      U.S. Treasury Bonds                                    $   149,319,000        149,319,000

    TOTAL REPURCHASE AGREEMENTS (COST: $149,319,000)                                149,319,000

    TOTAL SHORT TERM INVESTMENTS (COST: $478,693,575)                               478,673,290
    Total Investments (Cost $3,965,615,142)--100.7% (c)                         $ 5,059,711,001
    Other Liabilities In Excess Of Other Assets--(0.7)%                             (33,898,772)
                                                                                ---------------
    TOTAL NET ASSETS--100%                                                      $ 5,025,812,229
                                                                                ===============

(a)  Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(c) At March 31, 2002, net unrealized appreciation of $1,094,095,859, for federal income tax purposes, consisted of gross unrealized appreciation of $1,162,573,510 and gross unrealized depreciation of $68,477,651.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

REPORT FROM JAMES P. BENSON AND CLYDE S. MCGREGOR, PORTFOLIO MANAGERS

[PHOTO OF JAMES P. BENSON][PHOTO OF CLYDE S. MCGREGOR]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/02) AS COMPARED TO THE RUSSELL 2000 INDEX(11)

[CHART]

                       THE OAKMARK
                      SMALL CAP FUND     RUSSELL 2000
10/31/95                 $10,000            $10,000
12/31/95                 $10,330            $10,695
03/31/96                 $11,460            $11,241
06/30/96                 $12,470            $11,803
09/30/96                 $13,250            $11,843
12/31/96                 $14,440            $12,459
03/31/97                 $15,220            $11,815
06/30/97                 $17,660            $13,730
09/30/97                 $20,340            $15,774
12/31/97                 $20,290            $15,245
03/31/98                 $21,732            $16,779
06/30/98                 $20,467            $15,997
09/30/98                 $14,976            $12,774
12/31/98                 $17,620            $14,857
03/31/99                 $16,069            $14,051
06/30/99                 $18,205            $16,237
09/30/99                 $16,558            $15,210
12/31/99                 $16,224            $18,015
03/31/00                 $15,974            $19,292
06/30/00                 $15,926            $18,562
09/30/00                 $18,014            $18,768
12/31/00                 $16,937            $17,471
03/31/01                 $17,816            $16,335
06/30/01                 $21,218            $18,688
09/30/01                 $18,026            $14,788
12/31/2001               $21,391            $17,906
3/31/2002                $24,014            $18,619

                                           AVERAGE ANNUAL TOTAL RETURNS(2)
                                                 (AS OF 3/31/02)
                             TOTAL RETURN    1-YEAR     5-YEAR     SINCE
                            LAST 3 MONTHS*                       INCEPTION
                                                                 (11/1/95)
--------------------------------------------------------------------------
OAKMARK SMALL CAP                12.26%      34.79%       9.54%     14.62%
FUND
Russell 2000                      3.98%      13.98%       9.52%     10.17%
S&P Small Cap 600(12)             6.97%      21.97%      13.44%     13.67%
Lipper Small Cap                  7.98%      23.50%      12.49%     13.52%
Value Index(13)
--------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

During the first calendar quarter of 2002, your Fund produced a gain of 12% as small cap stocks continued their above average relative performance. The Russell 2000 Small Cap Index rose 4% for the just ended quarter, thus your Fund outperformed the Russell 2000 by over 8% for the calendar quarter ending March 31, 2002. While the strength in smaller cap stock prices over the past two quarters would indicate that investors have begun to rediscover smaller company stocks, we continue to believe we can find more attractively priced smaller cap stocks vis-a-vis larger cap stocks. However, we also believe as investor money gravitates towards small cap stocks it is becoming more difficult to find the wonderful small cap stock bargains we were able to uncover a year or two ago. Looking forward, we believe that when the economy recovers, significant upside still exists for small cap stocks, but we would not expect the quarterly gains to be as strong as we have achieved during the past two quarters.

FINDING VALUE IN TODAY'S STOCK MARKET

As our analysts survey the investment landscape to uncover stocks in which your Fund can invest, we are struck by how few traditional manufacturing companies we are excited about owning. Smaller manufacturers have been a sector we have looked to for investments, yet in today's economy we can find only a relative few that we view as good values. Our principal investment thesis is that we want to own good businesses that have an above average probability of growing the value of their business over time and we want to pay a rational price for that business. In recent years we have largely concluded that many small manufacturers face a multitude of hurdles that inhibit the growth of their business value over time. These hurdles include severe pricing pressure from their customers (often large assemblers like the auto manufacturers or large retailers such as Wal-Mart or Home Depot), stiff foreign competition from companies in low-wage countries and legacy legal problems like asbestos or other EPA related problems.

Given these issues, we believe it is difficult (but not impossible) for smaller manufacturers to grow their business value over our investment time horizon of three to five years. Therefore, we have been concentrating our investments into businesses that largely do not face the aforementioned problems. In so doing, we have ventured into some industries that are not thought of as traditional for value investors, but we would disagree since we continue to adhere to the principle of trying to buy good businesses at attractive prices.


RECENT PORTFOLIO CHANGES
The Fund's portfolio remained steady at forty-nine stocks over the past quarter as we bought four new companies and sold four of our holdings. We sold American Greetings, Georgia Gulf Corporation and Standard Motor Products after these stocks appreciated to our sell targets while we sold Oratec Interventions after the company agreed to be acquired at a nice premium. We initiated positions in Insituform Technologies, Oakley Inc., Sensient Technologies and Surebeam Corp.

Our new purchases are companies in diverse industries (sewer pipe restorations, sunglasses & sporting apparel, food flavorings & inks and food irradiation processing, respectively) with well above average businesses that we believe have bright futures. Insituform is a firm that has a dominant share of repairing and replacing municipal sewer pipes using a trenchless technique. The trenchless method is less disruptive than the older trench technique and can be less expensive as well. With municipal sewer systems aging and the EPA becoming more active in encouraging cities to fix their leaking sewer systems, we believe demand for Insituform's products and services is likely to experience solid growth over the next five years. This growth profile, combined with a good balance sheet, projected growth in cash flow and a stock trading at an attractive level prompted us to add this company to your Fund.


DISRUPTION CREATES OPPORTUNITY
Oakley Inc. is a company with a well known brand (especially among younger consumers) whose stock suffered a setback after Sunglass Hut stopped selling Oakley products last year. This created an opportunity for us to buy this stock at what we believe are attractive prices. Simultaneous to our investment, a surge of activity occurred at Oakley where the management team aggressively pursued additional outlets for its products. Given Oakley's brand strength, numerous quality retailers quickly agreed to sell Oakley's products. This created enough pressure on Sunglass Hut to resume selling Oakley products in early 2002.

This impressive display of Oakley's brand strength is buttressed by the innovation and style that Oakley builds into its products. Oakley's innovative products are protected by over 400 patents worldwide, and their engineers and designers have excellent track records producing cutting edge designs. We believe the stocks of most producers of premium consumer goods trade at multiples of earnings and cash flow that fully value the underlying business, however we do not believe that is the case with respect to Oakley.


OUR OUTLOOK FOR SMALL CAPS
After two consecutive quarters of double digit percentage returns we are finding it somewhat more difficult to find stocks we are sufficiently enthused about to buy. Six months ago it was like shooting fish in a barrel, now it is like shooting fish in a lake--you can still be successful, but you have a higher probability of missing. Our analysts, however, are working hard to uncover additional small cap investment opportunities, and given our style of fairly low-turnover portfolios, we do not need a plethora of new ideas, but rather just a few per quarter. Therefore, we continue to believe small caps have further upside potential,

[SIDENOTE]

                                   HIGHLIGHTS

- Even with significant strength in small cap stock prices over the past two quarters, we continue to believe we can find attractively priced small caps stocks. We estimate that small caps have further upside potential, but the rate of gain is likely to slow from the recent torrid pace.

- The Fund's portfolio remained steady at 49 stocks over the past quarter, as we bought four new companies and sold four of our holdings.

- New purchases are in diverse industries--sewer pipe restorations, sunglasses & sporting apparel, food flavorings & inks, and food irradiation processing--with well above-average businesses that we believe have bright futures.

but the rate of gain is likely to slow from the recent torrid pace.


We would like to sincerely thank our long time shareholders for your ongoing interest in and your support of The Oakmark Small Cap Fund. Additionally, we welcome all of our new shareholders and we look forward to communicating with all of you over the next several years.

/s/ JAMES P. BENSON

JAMES P. BENSON, CFA

Portfolio Manager
jbenson@oakmark.com

/s/ CLYDE S. MCGREGOR

CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com

April 3, 2002

SCHEDULE OF INVESTMENTS--MARCH 31, 2002 (UNAUDITED)

NAME                                                 SHARES HELD  MARKET VALUE
------------------------------------------------------------------------------
COMMON STOCKS--85.6%

FOOD & BEVERAGE--5.7%
    Ralcorp Holdings, Inc. (a)                           579,000   $15,748,800
    Del Monte Foods Company (a)                        1,300,000    12,649,000
                                                                   -----------
                                                                    28,397,800

APPAREL--3.3%
    Oakley, Inc. (a)                                     600,000   $10,740,000
    R.G. Barry Corporation (a)(d)                        907,000     5,469,210
                                                                   -----------
                                                                    16,209,210
RETAIL--3.3%
    ShopKo Stores, Inc. (a)                              900,000   $16,290,000

HOUSEHOLD PRODUCTS--3.1%
    Tupperware Corporation                               673,700   $15,326,675

OFFICE EQUIPMENT--4.1%
    InFocus Corporation (a)                              750,000   $13,657,500
    MCSi, Inc. (a)                                       550,000     6,550,500
                                                                   -----------
                                                                    20,208,000
OTHER CONSUMER GOODS & SERVICES--3.4%
    Department 56, Inc. (a)(d)                           800,000   $11,200,000
    Central Parking Corporation                          250,000     5,747,500
                                                                   -----------
                                                                    16,947,500
BANK & THRIFTS--6.7%
    BankAtlantic Bancorp, Inc., Class A                1,000,000   $13,000,000
    People's Bank of Bridgeport, Connecticut             360,000     8,874,000
    Golden State Bancorp Inc.                            250,000     7,422,500
    PennFed Financial Services, Inc.                     150,000     4,087,500
                                                                   -----------
                                                                    33,384,000
INSURANCE--3.0%
    The PMI Group, Inc.                                  200,000   $15,152,000

OTHER FINANCIAL--3.1%
    NCO Group, Inc. (a)                                  560,000   $15,545,600

HOTELS & MOTELS--2.1%
    Prime Hospitality Corp. (a)                          810,000   $10,651,500

EDUCATIONAL SERVICES--3.5%
    ITT Educational Services, Inc. (a)                   385,000   $17,325,000

NAME                                          SHARES HELD  MARKET VALUE
-----------------------------------------------------------------------
COMMON STOCKS--85.6% (CONT.)
MARKETING SERVICES--0.1%
    Grey Global Group Inc.                          1,000   $   681,000

INFORMATION SERVICES--3.5%
    eFunds Corporation (a)                      1,100,000   $17,655,000

DATA STORAGE--1.2%
    Imation Corp. (a)                             219,300   $ 5,818,029

COMPUTER SERVICES--2.5%
    CIBER, Inc. (a)                             1,000,000   $ 9,150,000
    Interland, Inc. (a)                         1,250,000     3,200,000
                                                            -----------
                                                             12,350,000
COMPUTER SOFTWARE--7.0%
    MSC.Software Corp. (a)                        800,000   $18,400,000
    Mentor Graphics Corporation (a)               610,000    12,895,400
    SilverStream Software, Inc. (a)               750,000     3,690,000
                                                            -----------
                                                             34,985,400
COMPUTER SYSTEMS--1.1%
    Optimal Robotics Corp., Class A (a)           300,000   $ 5,376,000

SECURITY SYSTEMS--3.0%
    Checkpoint Systems, Inc. (a)                  925,000   $14,753,750

PHARMACEUTICALS--0.3%
    Elan Corporation plc (a)(b)                   115,000   $ 1,599,650

MEDICAL RESEARCH--0.8%
    Covance Inc. (a)                              200,000   $ 4,056,000

MEDICAL PRODUCTS--4.8%
    Hanger Orthopedic Group, Inc. (a)(d)          960,000   $ 9,936,000
    CONMED Corporation (a)                        350,000     8,750,000
    Sybron Dental Specialties, Inc. (a)           250,000     5,025,000
                                                            -----------
                                                             23,711,000
AUTOMOBILE RENTALS--1.3%
    Dollar Thrifty Automotive Group, Inc. (a)     305,600   $ 6,463,440

TRANSPORTATION SERVICES--2.1%
    Teekay Shipping Corporation (c)               250,000   $ 9,530,000
    Frontline Limited (c)                         100,000     1,120,000
                                                            -----------
                                                             10,650,000

                                                              SHARES HELD/
NAME                                                             PAR VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------
COMMON STOCKS--85.6% (CONT.)
INSTRUMENTS--3.8%
    IDEXX Laboratories, Inc. (a)                                   600,000   $ 16,104,000
    Measurement Specialties, Inc. (a)                              550,000      2,866,875
                                                                             ------------
                                                                               18,970,875
MACHINERY & INDUSTRIAL PROCESSING--2.8%
    SureBeam Corporation, Class A (a)                            1,410,000   $  7,811,400
    Columbus McKinnon Corporation                                  500,000      6,400,000
                                                                             ------------
                                                                               14,211,400
BUILDING MATERIALS & CONSTRUCTION--1.1%
    Insituform Technologies, Inc., Class A (a)                     214,200   $  5,412,834

CHEMICALS--1.2%
    H.B. Fuller Company                                            140,000   $  4,193,000
    Sensient Technologies Corporation                               72,700      1,673,554
                                                                             ------------
                                                                                5,866,554
OIL & NATURAL GAS--2.9%
    St. Mary Land & Exploration Company                            250,000   $  5,427,500
    Cabot Oil & Gas Corporation, Class A                           200,000      4,952,000
    Berry Petroleum Company, Class A                               250,000      3,862,500
                                                                             ------------
                                                                               14,242,000
OTHER INDUSTRIAL GOODS & SERVICES--0.6%
    Intergrated Electrical Services, Inc. (a)                      650,000   $  3,250,000

REAL ESTATE--4.2%
    Catellus Development Corporation (a)                           700,000   $ 13,769,000
    Trammell Crow Company (a)                                      500,000      7,250,000
                                                                             ------------
                                                                               21,019,000

    TOTAL COMMON STOCKS (COST: $339,648,207)                                  426,509,217

SHORT TERM INVESTMENTS--14.3%

U.S. GOVERNMENT BILLS--9.0%
    United States Treasury Bills, 1.71% - 1.76%
      due 4/4/2002 - 5/2/2002                                  $45,000,000   $ 44,967,488

    TOTAL U.S. GOVERNMENT BILLS (COST: $44,967,694)                            44,967,488

COMMERCIAL PAPER--2.8%
    ChevronTexaco Corporation, 1.79% due 4/5/2002              $ 6,000,000   $  6,000,000
    American Express Credit Corporation, 1.80% due 4/11/2002     8,000,000      8,000,000

    TOTAL COMMERCIAL PAPER (COST: $14,000,000)                                 14,000,000

                                                              PAR VALUE/
NAME                                              SHARES SUBJECT TO CALL    MARKET VALUE
----------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--14.3% (CONT.)
REPURCHASE AGREEMENTS--2.5%
    State Street Repurchase Agreement, 1.75% due 4/1/2002,
      repurchase price $12,152,363 collateralized by
      U.S. Treasury Bonds                                    $12,150,000    $ 12,150,000

    TOTAL REPURCHASE AGREEMENTS (COST: $12,150,000)                           12,150,000

    TOTAL SHORT TERM INVESTMENTS (COST: $71,117,694)                          71,117,488
    Total Investments (Cost $410,765,901)--99.9% (e)                        $497,626,705

CALL OPTIONS WRITTEN--(0.1%)

RETAIL--0.0%
    ShopKo Stores, Inc., September 17.50 Calls                   (70,000)   $   (140,000)

EDUCATIONAL SERVICES--(0.1%)
    ITT Educational Services, Inc., May 50 Calls                 (10,000)   $    (10,000)
    ITT Educational Services, Inc., July 45 Calls                (40,000)       (140,000)
                                                                            ------------
                                                                                (150,000)
    TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED:
      $(305,768))--(0.1%)                                                       (290,000)

    Other Assets In Excess Of Other Liabilities--0.2%                       $    868,256
                                                                            ------------
    TOTAL NET ASSETS--100%                                                  $498,204,961
                                                                            ============

(a)  Non-income producing security.

(b)  Represents an American Depository Receipt.

(c)  Represents foreign domiciled corporation.

(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.

(e) At March 31, 2002, net unrealized appreciation of $86,876,572, for federal income tax purposes, consisted of gross unrealized appreciation of $107,304,707 and gross unrealized depreciation of $20,428,135.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND
REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS


[PHOTO]  [PHOTO]


THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/02) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(14)

[CHART]

                       THE OAKMARK       LIPPER
                        EQUITY AND      BALANCED
                       INCOME FUND     FUND INDEX
                       -----------     ----------
   10/31/95              $10,000        $10,000
   12/31/95              $10,240        $10,473
   03/31/96              $10,500        $10,707
   06/30/96              $11,040        $10,925
   09/30/96              $11,110        $11,213
   12/31/96              $11,805        $11,840
   03/31/97              $12,153        $11,895
   06/30/97              $13,430        $13,178
   09/30/97              $14,810        $14,024
   12/31/97              $14,941        $14,243
   03/31/98              $16,233        $15,370
   06/30/98              $16,320        $15,599
   09/30/98              $15,191        $14,701
   12/31/98              $16,792        $16,392
   03/31/99              $16,792        $16,655
   06/30/99              $18,457        $17,402
   09/30/99              $17,518        $16,682
   12/31/99              $18,119        $17,863
   03/31/00              $18,924        $18,396
   06/30/00              $18,886        $18,174
   09/30/00              $20,761        $18,535
   12/31/00              $21,723        $18,290
   03/31/01              $22,621        $17,374
   06/30/01              $24,445        $17,984
   09/30/01              $23,751        $16,621
   12/31/01              $25,635        $17,698
   03/31/02              $26,708        $17,805

                                           AVERAGE ANNUAL TOTAL RETURNS(1)
                                                   (AS OF 3/31/02)

                           TOTAL RETURN     1-YEAR    5-YEAR       SINCE
                          LAST 3 MONTHS*                         INCEPTION
                                                                 (11/1/95)
---------------------------------------------------------------------------
OAKMARK EQUITY AND             9.19%        18.07%    17.05%       16.54%
INCOME FUND
S&P 500(5)                     0.27%         0.24%    10.17%       12.92%
Lehman Govt./                 -0.47%         4.64%     7.45%        6.60%
Corp. Bond(15)
Lipper Balanced
Fund Index                     0.60%         2.48%     8.40%        9.40%
---------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

QUARTER REVIEW
After the extreme volatility experienced in the second half of calendar 2001, the March quarter was comparatively calm in the securities markets. This proved to be a favorable environment for The Oakmark Equity and Income Fund. The Fund returned 4% which contrasts with 1% for the Lipper Balanced Fund Index, our primary standard of comparison. The Fund's equities earned virtually all of the return in the quarter as the bond market began to anticipate future tightening actions by the Federal Reserve.

During the quarter we were active, scooping up shares of companies that had lost investor favor for a variety of reasons. Often these issues had been featured in the portfolios of growth-oriented investors. Morningstar, the leading company evaluating mutual funds, observed this development and declared that the fund was now a "blend" fund rather than value. (Blend funds have characteristics of both value and growth.) Some have asked whether this change offends or troubles us. In fact, the whole growth/value dialectic bores us. Famed investor Warren Buffett has commented extensively on this issue, and we agree with him that growth is simply a factor that helps to determine value.

As investors, we look for value wherever we may find it. Two years ago we were primarily able to discover undervalued securities in sectors that had historically been associated with value investors. Today the situation is quite different as we are finding undervalued stocks in many high quality, higher growth businesses. For example, an emerging "theme" in the portfolio is companies from various segments of the health care industry, an industry normally featured in growth funds. Portfolio holdings Apogent Technologies, Caremark, Chiron, Edwards Lifesciences, First Health, Guidant, IMS Health, Omnicare, Techne, Watson Pharmaceuticals, and even CVS, the drug store chain, would seem to indicate that we have targeted the health care sector as an attractive investing opportunity. In fact, we have not made this determination at all - the stocks simply declined to levels where we evaluated them to be selling cheaply. In virtually every case the shares met our price criteria after the companies had disappointed investors counting on steady or accelerating growth. We are perfectly happy to recycle "growth" companies that have lost their former cachet.

As we wrote in last quarter's letter, we believe that investor expectations became excessive in the late 1990's because of the unprecedented returns earned then. The March quarter may be representative of the investing environment for the next few years. If so, we believe that our eclectic value philosophy will serve the Fund well.

AVOIDING MISTAKES

An unfortunate reality of the investment business is that the range of investing possibilities far exceeds the intellectual grasp of any individual or even any institution. Investors react to this complexity by making various simplifying assumptions. For example, many investors choose only to own stocks from the S&P 500 or the Dow Jones Industrials believing that those who construct the indices have already performed a useful filtering function.

In the March quarter the integrity of corporate accounting became the issue on the front of investors' minds, an outcome of the Enron experience. Shareholders complimented our firm for avoiding Enron while the media repeatedly asked how we knew it would go down. The answer, of course, is that we did not foresee the collapse in Enron's share price. We simply did not have an opinion one way or the other. The simplifying assumption that guided us is this: if we do not understand it, we move on. At any moment in time the market contains thousands of issues that we believe to be overvalued and probably just as many that we do not understand how to value. In the case of Enron, we looked at the stock fairly early in its ascent and could neither understand the nature of the revolution Enron was allegedly initiating nor justify the price investors were paying for the company's activities.

Our best advice will always be to "do what you understand." This pertains to individual securities and to mutual funds. If our style of value investing makes sense to you, you will probably make sensible decisions about your investment in our funds. If, rather, you have invested in our funds because of recent results or the managers' pictures, you will be less likely to be satisfied with your experience.

IS THE FED DONE REDUCING INTEREST RATES?
Actually, the title to this section is merely a hook, as we do not have an investment opinion on the question of what the Fed will do. Investors in the Fund, however, are questioning us regularly about our fixed income holdings in view of the barrage of articles suggesting that interest rate increases are inevitable. Some of the questions appear to reflect some uncertainty as to our Fund's charter and purpose, so some review is first in order.

The Oakmark Equity and Income Fund is a balanced fund and is to be the least volatile fund in The Oakmark Funds group. Oakmark E&I will always have at least 25% of its

[SIDENOTE]

                                  HIGHLIGHTS

- During the quarter we were active, scooping up shares of companies that had lost investor favor for a variety of reasons. Often these issues had been featured in the portfolios of growth-oriented investors.

- We are keeping the overall maturity of the fixed-income portion fairly short, and continue to emphasize Treasury inflation-indexed securities
   (TIPS)--instruments we believe offer the best income-generating potential without risking excessive capital loss.

- An emerging portfolio theme is companies from various segments of the health care industry, an industry normally featured in "growth" funds. However, our approach was not in targeting the sector overall, rather, the stocks simply declined to levels where we evaluated them to be selling cheaply.

assets invested in US Treasury securities. The Treasurys buffer the volatility of return while enhancing income generation. We choose to take our risks in the equity portion of the portfolio, which is not to exceed 65% of total fund assets. If equities are at 65%, the remaining 35% of the portfolio will be composed of Treasurys, debt of the various government agencies, corporate bonds, preferred stocks, and short term investments. If conditions warrant, the commitment to Treasury securities could far exceed 25%, but we will not fall below that level for any meaningful time period.

With that background, how do we invest the fixed income assets in the Fund as we face the likelihood that the previous cycle of Federal Reserve easing has ended? We first inventory the current conditions. While rates increased modestly in the March quarter, they are still historically low. According to government statistics, inflation is minimal and the economy still has meaningful slack. The futures markets for bonds, however, forecast significant future interest rate increases. Our tactical response has been to keep our overall maturity structure fairly short and to emphasize the Treasury inflation-indexed securities (TIPS). We have written extensively on TIPS in previous shareholder letters, so we will only reiterate that these instruments offer what we believe is the best compromise between our desire to earn income for our shareholders without risking excessive capital loss.

As always, we thank you for your interest in our Fund and welcome your comments and questions.



/s/ CLYDE S. MCGREGOR, CFA


CLYDE S. MCGREGOR, CFA


Portfolio Manager
mcgregor@oakmark.com



/s/ EDWARD A. STUDZINSKI, CFA


EDWARD A. STUDZINSKI, CFA


Portfolio Manager
estudzinski@oakmark.com


April 1, 2002

THE OAKMARK EQUITY AND INCOME FUND
SCHEDULE OF INVESTMENTS--MARCH 31, 2002 (UNAUDITED)

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--60.9%
FOOD & BEVERAGE--2.9%
    UST Inc.                                                           1,350,000     $     52,555,500

RETAIL--4.6%
    CVS Corporation                                                    1,000,000           34,330,000
    J.C. Penney Company, Inc.                                          1,000,000           20,710,000
    Office Depot, Inc. (a)                                               980,000           19,453,000
    Albertson's, Inc.                                                    252,200            8,357,908
    BJ's Wholesale Club, Inc. (a)                                         20,000              894,000
                                                                                     ----------------
                                                                                           83,744,908
HOUSEHOLD PRODUCTS--0.1%
    Energizer Holdings, Inc. (a)                                          80,000     $      1,900,000

ELECTRONICS--0.6%
    KEMET Corporation (a)                                                575,000     $     11,137,750

BANK & THRIFTS--0.4%
    U.S. Bancorp                                                         280,703     $      6,335,467

INSURANCE--4.1%
    SAFECO Corporation                                                 1,500,000     $     48,060,000
    PartnerRe Ltd. (b)                                                   485,600           26,513,760
                                                                                     ----------------
                                                                                           74,573,760
OTHER FINANCIAL--1.5%
    GATX Corporation                                                     846,900     $     26,931,420

MARKETING SERVICES--0.9%
    The Interpublic Group of Companies, Inc.                             500,000     $     17,140,000

INFORMATION SERVICES--1.7%
    Ceridian Corporation (a)                                           1,422,200     $     31,359,510

COMPUTER SOFTWARE--3.2%
    Novell, Inc. (a)                                                   8,000,000     $     31,120,000
    Synopsys, Inc. (a)                                                   500,000           27,580,000
                                                                                     ----------------
                                                                                           58,700,000
COMPUTER SYSTEMS--1.9%
    The Reynolds and Reynolds Company, Class A                         1,164,000     $     34,920,000

TELECOMMUNICATIONS--4.6%
    CenturyTel, Inc.                                                   1,400,000     $     47,600,000
    Citizens Communications Company (a)                                3,362,800           36,150,100
                                                                                     ----------------
                                                                                           83,750,100


NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--60.9% (CONT.)
PRINTING--0.9%
    Valassis Communications, Inc. (a)                                    399,400     $     15,428,822

PHARMACEUTICALS--3.7%
    Watson Pharmaceuticals, Inc. (a)                                   1,401,400     $     37,963,926
    Chiron Corporation (a)                                               648,100           29,741,309
                                                                                     ----------------
                                                                                           67,705,235
MANAGED CARE SERVICES--3.2%
    First Health Group Corp. (a)                                       2,420,000     $     58,394,600

HEALTH CARE SERVICES--5.6%
    IMS Health Incorporated                                            2,300,000     $     51,635,000
    Omnicare, Inc.                                                     1,025,000           26,537,250
    Caremark Rx, Inc. (a)                                              1,239,200           24,164,400
                                                                                     ----------------
                                                                                          102,336,650
MEDICAL PRODUCTS--2.3%
    Guidant Corporation (a)                                              457,500     $     19,818,900
    Techne Corporation (a)                                               400,000           11,028,000
    Edwards Lifesciences Corporation (a)                                 275,000            7,686,250
    Apogent Technologies Inc. (a)                                        150,000            3,702,000
                                                                                     ----------------
                                                                                           42,235,150
TRANSPORTATION SERVICES--0.1%
    Nordic American Tanker Shipping Limited                              154,900     $      2,365,323

AEROSPACE & DEFENSE--2.3%
    Rockwell Collins                                                   1,649,200     $     41,592,824

AGRICULTURAL EQUIPMENT--0.1%
    Alamo Group Inc.                                                     141,900     $      2,305,875

INSTRUMENTS--1.4%
    Varian Inc. (a)                                                      673,200     $     25,541,208

MACHINERY & INDUSTRIAL PROCESSING--3.2%
    Cooper Industries, Inc.                                              849,000     $     35,615,550
    Rockwell International Corporation                                 1,150,000           23,069,000
                                                                                     ----------------
                                                                                           58,684,550
FORESTRY PRODUCTS--1.7%
    Plum Creek Timber Company, Inc.                                    1,059,644     $     31,482,023


                                                                    SHARES HELD/
NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--60.9% (CONT.)
OIL & NATURAL GAS--5.9%
    Burlington Resources Inc.                                          1,125,000     $     45,101,250
    XTO Energy, Inc.                                                   1,378,000           27,628,900
    St. Mary Land & Exploration Company                                1,030,000           22,361,300
    Cabot Oil & Gas Corporation                                          500,000           12,380,000
    Berry Petroleum Company                                               43,000              664,350
                                                                                     ----------------
                                                                                          108,135,800
REAL ESTATE--2.8%
    Catellus Development Corporation (a)                               1,881,500     $     37,009,105
    Hospitality Properties Trust                                         200,000            6,866,000
    Legacy Hotels Real Estate Investment Trust (b)                     1,125,000            6,142,911
                                                                                     ----------------
                                                                                           50,018,016
RECREATION & ENTERTAINMENT--1.2%
    International Game Technology (a)                                    345,000     $     21,500,400

    TOTAL EQUITY AND EQUIVALENTS (COST: $976,411,768)                                   1,110,774,891

FIXED INCOME--33.7%

PREFERRED STOCK--0.2%
BANK & THRIFTS--0.1%
    BBC Capital Trust I, Preferred, 9.50%                                 48,000     $      1,200,000
    Pennfed Capital Trust, Preferred, 8.90%                               27,500              690,250
    Fidelity Capital Trust I, Preferred, 8.375%                           43,500              430,215
                                                                                     ----------------
                                                                                            2,320,465
TELECOMMUNICATIONS--0.1%
    MediaOne Finance Trust III, Preferred, 9.04%                          20,000     $        503,600

    TOTAL PREFERRED STOCK (COST: $2,715,763)                                                2,824,065
CORPORATE BONDS--1.6%
RETAIL--0.7%
    The Gap, Inc., 6.90% due 9/15/2007                                 9,187,000     $      8,035,134
    Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes           4,900,000            3,883,250
    Ugly Duckling Corporation, 12.00% due 10/15/2003,
      Subordinated Debenture                                             650,000              552,500
                                                                                     ----------------
                                                                                           12,470,884
OFFICE EQUIPMENT--0.1%
    Xerox Capital Europe Plc, 5.75% due 5/15/2002                      1,500,000     $      1,492,455


NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
FIXED INCOME--33.7% (CONT.)
HOTELS & MOTELS--0.4%
    HMH Properties, 7.875% due 8/1/2005,
      Senior Note Series A                                             3,450,000     $      3,432,750
    Park Place Entertainment, 7.00% due 7/15/2004,
      Senior Notes                                                     2,750,000            2,749,785
    Prime Hospitality Corporation, 9.25% due 1/15/2006,
      2006 1st Mortgage Note                                             413,000              425,906
    Park Place Entertainment, 7.375% due 6/1/2002,
      Senior Notes                                                       320,000              321,041
                                                                                     ----------------
                                                                                            6,929,482
TV PROGRAMMING--0.4%
    Liberty Media Corporation, 8.25% due 2/1/2030,
      Debenture                                                        7,225,000     $      6,767,867

MACHINERY & INDUSTRIAL PROCESSING--0.0%
    Columbus McKinnon Corporation New York,
      8.50% due 4/1/2008                                               1,000,000     $        970,000

BUILDING MATERIALS & CONSTRUCTION--0.0%
    Juno Lighting, Inc., 11.875% due 7/1/2009,
      Senior Subordinated Note                                           750,000     $        780,000

UTILITIES--0.0%
    Midland Funding Corporation, 11.75% due 7/23/2005                    500,000     $        541,697

    TOTAL CORPORATE BONDS (COST: $29,876,387)                                              29,952,385

GOVERNMENT AND AGENCY SECURITIES--31.9%
U.S. GOVERNMENT NOTES--30.2%
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                              143,037,440     $    145,965,273
    United States Treasury Notes, 3.375% due 1/15/2012,
      Inflation Indexed                                              139,592,600          140,094,296
    United States Treasury Notes, 8.75% due 11/15/2008                50,000,000           54,035,150
    United States Treasury Notes, 5.75% due 11/15/2005                50,000,000           51,966,800
    United States Treasury Notes, 3.00% due 11/30/2003                50,000,000           49,628,900
    United States Treasury Notes, 7.875% due 11/15/2004               25,000,000           27,315,425
    United States Treasury Notes, 5.25% due 5/15/2004                 25,000,000           25,750,975
    United States Treasury Notes, 3.00% due 1/31/2004                 25,000,000           24,738,275
    United States Treasury Notes, 3.00% due 2/29/2004                 25,000,000           24,698,250
    United States Treasury Notes, 7.25% due 8/15/2004                  5,000,000            5,370,310
                                                                                     ----------------
                                                                                          549,563,654


NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
FIXED INCOME--33.7% (CONT.)
U.S. GOVERNMENT AGENCIES--1.7%
    Fannie Mae, 7.25% due 4/12/2005                                    6,500,000     $      6,509,997
    Federal Home Loan Mortgage Corporation,
      4.75% due 8/23/2004                                              5,000,000            5,038,815
    Federal Home Loan Bank, 5.03% due 6/21/2006                        5,000,000            4,966,565
    Fannie Mae, 3.875% due 9/7/2004                                    5,000,000            4,952,110
    Federal Home Loan Bank, 5.10% due 12/26/2006                       2,035,000            2,014,638
    Federal Home Loan Bank, 7.85% due 6/7/2004,
      Consolidated Bond                                                1,250,000            1,263,024
    Federal Home Loan Bank, 4.50% due 12/26/2008                       1,135,000            1,094,891
    Fannie Mae, Principal Only, Zero Coupon, due 10/3/2011             1,065,000            1,010,962
    Federal Home Loan Bank, 5.77% due 4/12/2004                        1,000,000            1,001,090
    Federal Farm Credit Bank, 6.00% due 6/27/2008                      1,000,000              998,558
    Federal Home Loan Bank, 3.875% due 12/15/2004                      1,000,000              987,781
    Federal Home Loan Bank, 4.10% due 12/7/2004                          600,000              594,748
    Federal Home Loan Bank, 5.125% due 8/6/2002                          500,000              493,061
    Federal Farm Credit Bank, 6.24% due 12/29/2008                       175,000              175,011
                                                                                     ----------------
                                                                                           31,101,251

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $580,454,081)                           580,664,905

    TOTAL FIXED INCOME (COST: $613,046,231)                                               613,441,355

SHORT TERM INVESTMENTS--4.2%

U.S. GOVERNMENT BILLS--1.1%
    United States Treasury Bills, 1.75% - 1.76%
      due 4/4/2002 - 4/18/2002                                        20,000,000     $     19,990,420

    TOTAL U.S. GOVERNMENT BILLS (COST: $19,990,432)                                        19,990,420
COMMERCIAL PAPER--1.6%
    Citicorp, 1.77% due 4/8/2002                                      10,000,000     $     10,000,000
    American Express Credit Corporation, 1.79% - 1.80%
      due 4/4/2002 - 4/11/2002                                        20,000,000           20,000,000

    TOTAL COMMERCIAL PAPER (COST: $30,000,000)                                             30,000,000
REPURCHASE AGREEMENTS--1.5%
    State Street Repurchase Agreement, 1.75% due 4/1/2002, repurchase price
      $26,693,189 collateralized by U.S.
      Treasury Bonds                                                  26,688,000     $     26,688,000
    TOTAL REPURCHASE AGREEMENTS (COST: $26,688,000)                                        26,688,000

    TOTAL SHORT TERM INVESTMENTS (COST: $76,678,432)                                       76,678,420

    Total Investments (Cost $1,666,136,431)--98.8% (c)                                  1,800,894,666


NAME                                                      SHARES SUBJECT TO CALL         MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.2% (CONT.)
CALL OPTIONS WRITTEN--0.0%
MARKETING SERVICES--0.0%
    The Interpublic Group of Companies, Inc., July 35 Calls             (351,000)      $     (631,800)

    TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED: $(683,457))--(0.0%)                       (631,800)
    Other Assets In Excess Of Other Liabilities--1.2%                                  $   21,923,353
                                                                                       --------------
    TOTAL NET ASSETS--100%                                                             $1,822,186,219
                                                                                       ==============

(a)  Non-income producing security.
(b)  Represents foreign domiciled security.
(c) At March 31, 2002, net unrealized appreciation of $134,809,891, for federal income tax purposes, consisted of gross unrealized appreciation of $154,250,593 and gross unrealized depreciation of $19,440,702.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND

REPORT FROM GREGORY L. JACKSON AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF GREGORY L. JACKSON] [PHOTO OF MICHAEL J. WELSH]

[CHART]
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (3/31/02) AS COMPARED TO THE MSCI WORLD INDEX(16)

                              THE OAKMARK GLOBAL FUND    MSCI WORLD INDEX
       8/1/1999                       $10,000                $10,000
      9/30/1999                        $9,180                 $9,883
     12/31/1999                        $9,981                $11,550
      3/31/2000                       $10,061                $11,668
      6/30/2000                       $10,381                $11,255
      9/30/2000                       $10,922                $10,689
     12/31/2000                       $11,562                $10,028
      3/31/2001                       $11,480                 $8,739
      6/30/2001                       $13,289                 $8,959
      9/30/2001                       $11,071                 $7,676
     12/31/2001                       $13,880                 $8,335
      3/31/2002                       $15,387                 $8,364

                                            AVERAGE ANNUAL TOTAL RETURNS(2)
                                                   (AS OF 3/31/02)
                                       TOTAL RETURN    1-YEAR       SINCE
                                      LAST 3 MONTHS*              INCEPTION
                                                                  (8/4/99)
------------------------------------------------------------------------------
OAKMARK GLOBAL FUND                          10.86%     34.04%      17.53%(3)
MSCI World                                    0.34%     -4.24%      -6.48%
Lipper Global Fund Index(17)                  0.96%     -2.98%      -1.93%
------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

FELLOW SHAREHOLDERS,
The Oakmark Global Fund continued its strong performance this quarter, gaining 11% for the three-month period ending March 31, 2002. The Fund's performance compares favorably with that of the MSCI World and the Lipper Global Fund indices, which were up 0.3% and 1%, respectively.

Over the past twelve months ending March 31, 2002, The Oakmark Global Fund returned a positive 34% compared to declines of 4% and 3%, respectively, for the MSCI World Index and the Lipper Global Fund Index. We believe this significant out-performance of your Fund amidst turbulent global markets is a reflection of our focus on downside protection in the portfolio as well as capital appreciation.

We are also pleased to report that as of quarter-end, your Fund was ranked the #1 global fund in the Lipper(18) Universe (219 Funds) since our inception in August, 1999.


INVESTMENT ENVIRONMENT
As we write this letter we are in the midst of a global bear market, a notion that would have been considered quaint when this Fund was launched at the height of the internet bubble in August, 1999. As long-term investors however, we are not overly concerned about the market's decline to date. On the contrary, we consider much of what has happened and what is currently happening in the markets as rational behavior. It is a natural and healthy process when speculation and excesses are wrung out of the market.

Last year we wrote about the bursting of the global bubble in technology, media and telecom companies. While the bubble continues to burst, the market has also found new issues to obsess over. For example, share prices of companies using aggressive accounting are falling. In addition, the credit markets refuse to lend to companies with excessive debt or to companies that fail to generate free cash flow. Further, outside of bankruptcy proceedings, capital intensive telecommunications businesses with commodity--like products are having difficulty attracting capital. One should not be surprised at the market's reaction. It is rational to apply a risk premium where risk exists. As value investors, we have of course always critically assessed each business we invest in, attempting to avoid exactly these issues. Those employing momentum strategies and investors unwilling to take the time to read through boring annual reports, regulatory filings and industry analysis are caught holding the bag.


There is no doubt however, that in addition to continued problems in those industries, the current market is reflecting a decline in corporate profitability. On a macro level, the U.S. and European economies have slowed to a growth rate of just above 1% in 2001. The world's second largest economy, Japan, fell into recession. The impact on profits, especially in the U.S., has been dramatic. Profits have also declined in Europe but at a much lower rate. Based on our micro view, part of the decline in profits is permanent, as excess or even artificial levels of demand for certain products and services will likely not be seen again. Another part of the decline has to do with snap reactions such as inventory and personnel reductions in expectation of lower demand. We would expect the latter part of the reduction to accrue back to corporate income statements. Either way, return on equity for the markets as a whole have declined and the market has reacted by selling.


That said, a snapshot of the U.S. economy--if you can remove yourself from the psychology of the last two years--looks relatively healthy. The unemployment rate at 5.6% is what just a few years ago would have been considered to be the long-term frictional rate. Consumer spending continues to grow evidenced by strong retail sales and housing figures. Further, business inventories and payrolls are lean while the banking system is showing close to record levels of common equity to loans outstanding. Considering the terrorist attacks and the war in Afghanistan, the economy to date has held up remarkably well.


PORTFOLIO UPDATE
The Oakmark Global Fund is managed using a value philosophy. We search for companies that are priced at a substantial discount to their true business value and are run by managers who think and act as owners. We base our investment decisions on our own intensive, fundamental research. The portfolio is focused, and is constructed and monitored with strict buy and sell disciplines. Investments are made with a long-term horizon. This approach has successfully preserved capital, and should generate superior investment returns over the market cycle.

We have made significant changes in the Fund's holdings over the past six months. Although significant changes in portfolio composition over a short period is not what we would expect in a normal environment, the overall decline in the markets has allowed a significant upgrade in the quality of the companies held in the portfolio.

Over the past two quarters we have added some terrific new situations to the Fund's holdings. In the U.S., for example, we have added First Health and IMS Health in the healthcare industry, as well as blue-chips Waste Management, Kroger, and Gap. Overseas we have added three very high quality European blue-chips: Wolters Kluwer (Netherlands), Henkel (Germany), and LM Ericsson (Sweden).

[SIDENOTE]

                                   HIGHLIGHTS

- We have made significant changes in the Fund's holdings over the past six months as the overall market decline has allowed for what we believe is a considerable upgrade in the quality of the companies held in the portfolio.

- Flexibility is our mandate, as we can pick from our entire investment team's best ideas--small, medium, large caps, foreign or domestic. As short-term market volatility provides new long-term opportunities, we won't hesitate to switch out of companies that are at higher valuations or lower quality, and into new alternatives.

- The Fund celebrates its three-year anniversary this August, and we're pleased that for the period ending March 31, 2002, it ranked the #1 global fund in the Lipper universe (219 funds) since inception in August, 1999.

Our value strategy dictates two main reasons for selling a stock. First, when a stock hits its target price, our sell discipline requires that it be sold. Over the last few quarters, especially within the U.S., market volatility pushed up the price of several holdings which were subsequently disposed (e.g. NOVA Corporation). Second, when there are substantially more attractive alternatives than the current holdings we take the opportunity to sell an existing position and purchase the shares of the more attractive company.


We feel very fortunate to have the flexibility to be able to pick from the best ideas throughout Harris Associates, be they small, medium, or large caps, or foreign or domestic. When we see short-term market volatility provide new long-term opportunities we won't hesitate to switch out of companies that are either at higher valuations or lower quality than new alternatives.


LOOKING FORWARD
We will continue to manage the portfolio using the same value discipline described above. Although we would not expect to achieve the same exceptional level of relative out-performance, we remain excited about the values in the portfolio and expect that over the long-term we could provide superior investment returns. We thank you for your continued support.


/s/ GREGORY L. JACKSON


GREGORY L. JACKSON


Portfolio Manager
gjackson@oakmark.com


/s/ MICHAEL J. WELSH


MICHAEL J. WELSH, CFA, CPA


Portfolio Manager
102521.2142@compuserve.com


April 4, 2002

GLOBAL DIVERSIFICATION--MARCH 31, 2002

[CHART]

                        % OF FUND
                       NET ASSETS
UNITED STATES               44.8%

EUROPE                      32.3%
   Great Britain            11.8%
 * Netherlands               6.1%
 * Italy                     4.5%
 * Germany                   3.1%
   Sweden                    2.3%
 * Ireland                   2.1%
 * France                    1.6%
   Switzerland               0.8%

PACIFIC RIM                 11.3%
   Japan                     5.8%
   Korea                     4.3%
   Australia                 1.2%

LATIN AMERICA                4.5%
   Mexico                    4.5%

*Euro currency countries comprise 17.4% of the Fund.

SCHEDULE OF INVESTMENTS--MARCH 31, 2002 (UNAUDITED)

NAME                              DESCRIPTION                          SHARES HELD  MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--93.2%

FOOD & BEVERAGE--4.8%
    Hite Brewery Co.,             Brewer
      Ltd. (Korea)                                                          48,700   $ 3,002,307
    Lotte Chilsung Beverage       Soft Drinks, Juices, & Sport Drinks
      Co., Ltd. (Korea)           Manufacturer                               4,800     2,512,557
    Diageo plc                    Beverages, Wines, & Spirits
      (Great Britain)             Manufacturer                             116,300     1,520,311
                                                                                     -----------
                                                                                       7,035,175
RETAIL--7.5%
    The Kroger Co.                Supermarkets
      (United States), (a)                                                 185,000   $ 4,099,600
    The Gap, Inc.                 Apparel Retailer
      (United States)                                                      230,000     3,459,200
    Somerfield plc                Food Retailer
      (Great Britain)                                                    2,121,000     3,450,698
                                                                                     -----------
                                                                                      11,009,498
HOME FURNISHINGS--4.0%
    Hunter Douglas N.V            Window Coverings Manufacturer
      (Netherlands)                                                        200,500   $ 5,899,631

BANK & THRIFTS--7.8%
    U.S. Bancorp                  Commercial Bank
      (United States)                                                      220,000   $ 4,965,400
    Banca Popolare di Verona      Commercial Banking
      (Italy)                                                              301,500     3,443,617
    Washington Mutual, Inc.       Thrift
      (United States)                                                       90,000     2,981,700
                                                                                     -----------
                                                                                      11,390,717
OTHER FINANCIAL--3.0%
    Daiwa Securities              Stock Broker
      Group Inc. (Japan)                                                   402,000   $ 2,376,205
    Ichiyoshi Securities Co.,     Stock Broker
      Ltd. (Japan)                                                         523,000     1,999,178
                                                                                     -----------
                                                                                       4,375,383
HOTELS & MOTELS--0.8%
    Jarvis Hotels plc             Hotel Operator
      (Great Britain)                                                      705,000   $ 1,109,332

HUMAN RESOURCES--4.0%
    Michael Page International    Recruitment Consultancy Services
      plc (Great Britain)                                                2,236,000   $ 5,874,600

EDUCATIONAL SERVICES--0.9%
    ITT Educational Services,     Postsecondary Degree Programs
      Inc. (United States), (a)                                             30,000   $ 1,350,000

NAME                                 DESCRIPTION                        SHARES HELD  MARKET VALUE
-------------------------------------------------------------------------------------------------
MARKETING SERVICES--5.0%
    Cordiant Communications          Advertising & Media Services
      Group plc
      (Great Britain)                                                     3,310,000   $ 4,454,202
    The Interpublic Group            Advertising & Marketing Services
      of Companies, Inc.
      (United States)                                                        85,000     2,913,800
                                                                                      -----------
                                                                                        7,368,002
INFORMATION SERVICES--7.5%
    eFunds Corporation               Electronic Debit Payment Services
      (United States), (a)                                                  400,000   $ 6,420,000
    Ceridian Corporation             Data Management Services
      (United States), (a)                                                  205,000     4,520,250
                                                                                      -----------
                                                                                       10,940,250
COMPUTER SERVICES--2.8%
    Meitec Corporation               Software Engineering Services
      (Japan)                                                               139,600   $ 4,167,949

COMPUTER SOFTWARE--10.1%
    Synopsys, Inc.                   Electonic Design Automation
      (United States), (a)                                                  135,000   $ 7,446,600
    Novell, Inc.                     Network & Internet Integration
      (United States), (a)           Software                             1,886,000     7,336,540
                                                                                      -----------
                                                                                       14,783,140
COMPUTER SYSTEMS--3.6%
    The Reynolds and                 Information Management Systems
      Reynolds Company,
      Class A (United States)                                               100,000   $ 3,000,000
    Lectra (France), (a)             Manufacturing Process Systems          477,000     2,304,651
                                                                                      -----------
                                                                                        5,304,651
TELECOMMUNICATIONS--2.3%
    Sprint Corporation               Telecommunications
      (United States)                                                       175,000   $ 2,675,750
    SK Telecom Co., Ltd.             Mobile Telecommunications
      (Korea)                                                                 3,500       773,071
                                                                                      -----------
                                                                                        3,448,821
TELECOMMUNICATIONS EQUIPMENT--2.3%
    Telefonaktiebolaget LM           Mobile & Wired
      Ericsson, Class B              Telecommunications Products
      (Sweden), (a)                                                         800,400   $ 3,380,016

BROADCASTING & CABLE TV--2.4%
    Grupo Televisa S.A               Television Production &
      (Mexico), (a)(b)               Broadcasting                            72,900   $ 3,536,379

NAME                                           DESCRIPTION                     SHARES HELD   MARKET VALUE
---------------------------------------------------------------------------------------------------------
PUBLISHING--4.2%
    Independent News &                         Newspaper Publisher
      Media PLC (Ireland)                                                        1,612,000   $  3,087,319
    Wolters Kluwer NV                          Reference Material Publisher
      (Netherlands)                                                                144,000      3,008,621
                                                                                             ------------
                                                                                                6,095,940
PRINTING--1.3%
    Valassis Communications,                   Product Promotions Printer
      Inc. (United States), (a)                                                     50,000   $  1,931,500

MANAGED CARE SERVICES--3.8%
    First Health Group Corp.                   Health Benefits Company
      (United States), (a)                                                         230,000   $  5,549,900

HEALTH CARE SERVICES--2.0%
    IMS Health Incorporated                    Pharmaceutical Market Research
      (United States)                                                              130,000   $  2,918,500

AUTOMOBILES--2.1%
    Ducati Motor Holding                       Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                                        1,933,500   $  3,147,600

AIRPORT MAINTENANCE--2.1%
    Grupo Aeroportuario del
      Sureste S.A. de C.V                      Airport Operator
      (Mexico), (a)(b)                                                             199,900   $  3,018,490

WASTE DISPOSAL--3.2%
    Waste Management,                          Waste Management Services
      Inc. (United States)                                                         170,000   $  4,632,500

CHEMICALS--3.9%
    Henkel KGaA (Germany)                      Chemical Products Manufacturer       80,000   $  4,561,682
    Givaudan                                   Fragrance & Flavor Compound
      (Switzerland), (a)                       Manufacturer
                                                                                     3,800      1,218,166
                                                                                             ------------
                                                                                                5,779,848
OTHER INDUSTRIAL GOODS & SERVICES--0.6%
    Enodis plc (Great Britain)                 Food Processing Equipment           557,000   $    701,954
    Enodis plc, Rights                         Food Processing Equipment
      (Great Britain)                                                              334,200        183,222
                                                                                             ------------
                                                                                                  885,176
DIVERSIFIED CONGLOMERATES--1.2%
    Pacific Dunlop Limited                     Diversified Manufacturer
      (Australia)                                                                2,795,000   $  1,819,693

    TOTAL COMMON STOCKS (COST: $117,392,448)                                                  136,752,691

                                                                               PAR VALUE/
NAME                             DESCRIPTION                       SHARES SUBJECT TO CALL    MARKET VALUE
---------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--6.8%

U.S. GOVERNMENT BILLS--2.7%
    United States Treasury Bills, 1.71% - 1.76%
      due 4/4/2002 - 4/18/2002                                                 $4,000,000    $  3,998,084

    TOTAL U.S. GOVERNMENT BILLS (COST: $3,998,085)                                              3,998,084
COMMERCIAL PAPER--1.4%
    American Express Credit Corporation, 1.79%
      due 4/4/2002                                                             $2,000,000    $  2,000,000

    TOTAL COMMERCIAL PAPER (COST: $2,000,000)                                                   2,000,000
REPURCHASE AGREEMENTS--2.7%
    State Street Repurchase Agreement, 1.75% due 4/1/2002, repurchase price
      $4,010,780 collateralized by U.S.
      Treasury Bonds                                                           $4,010,000    $  4,010,000

    TOTAL REPURCHASE AGREEMENTS (COST: $4,010,000)                                              4,010,000

    TOTAL SHORT TERM INVESTMENTS (COST: $10,008,085)                                           10,008,084
    Total Investments (Cost $127,400,533)--100.0% (c)                                        $146,760,775


CALL OPTIONS WRITTEN--(0.2%)

RETAIL--(0.1%)
    The Gap, Inc., June 15       Apparel Retailer
      Calls (United States)                                                      (130,000)   $   (169,000)

EDUCATIONAL SERVICES--0.0%
    ITT Educational Services,    Postsecondary Degree Programs
      Inc., April 45 Calls
      (United States)                                                             (27,000)   $    (40,500)

MARKETING SERVICES--(0.1%)
    The Interpublic Group of     Advertising & Marketing Services
      Companies, Inc., April
      35 Calls (United States)                                                    (30,000)   $    (21,000)
    The Interpublic Group of     Advertising & Marketing Services
      Companies, Inc., July
      35 Calls (United States)                                                    (55,000)        (99,000)
                                                                                             ------------
                                                                                                 (120,000)
COMPUTER SOFTWARE--(0.0%)
    Synopsys Incorporated,       Electonic Design Automation
      Jun 60 Calls
      (United States)                                                             (25,000)   $    (46,250)

    TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED: $(365,174)--(0.2%)                            (375,750)

NAME                             DESCRIPTION                SHARES SUBJECT TO CALL   MARKET VALUE
-------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN--(0.1%)

RETAIL--(0.1%)
      The Gap, Inc.,             Apparel Retailer
      June 12.50 Puts
      (United States)                                                     (130,000)  $    (58,500)

EDUCATIONAL SERVICES--0.0%
      ITT Educational            Postsecondary Degree Programs
      Services, Inc.,
      April 35 Puts
      (United States)                                                       (2,000)  $     (1,800)

MARKETING SERVICES--0.0%
    The Interpublic Group of     Advertising & Marketing Services
      Companies, Inc.,
      April 25 Puts
      (United States)                                                      (30,000)  $    (21,000)

COMPUTER SOFTWARE--0.0%
    Synopsys Incorporated,       Electonic Design Automation
      Jun 45 Puts
      (United States)                                                      (25,000)  $    (36,250)

    TOTAL PUT OPTIONS WRITTEN (PREMIUMS RECEIVED: $(177,257))--(0.1%)                    (117,550)

    Foreign Currencies (Proceeds $0)--0.0%                                           $          0
    Other Assets In Excess Of Other Liabilities--0.3% (d)                                 537,504
                                                                                     ------------

    TOTAL NET ASSETS--100%                                                           $146,804,979
                                                                                     ============

(a)  Non-income producing security.

(b)  Represents an American Depository Receipt.

(c) At March 31, 2002, net unrealized appreciation of $19,409,373, for federal income tax purposes, consisted of gross unrealized appreciation of $20,834,051 and gross unrealized depreciation of $1,424,678.

(d)  Includes transaction hedges.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS
-------------------------------------------------------------------------------

FELLOW SHAREHOLDERS,

We are happy to report that both of your Funds, Oakmark International and Oakmark International Small Cap, had outstanding quarters. The Oakmark International Fund returned 11% over the last three months, comparing favorably to the 1% and 2% returns posted by the MSCI World ex-U.S.(19) and the Lipper International Fund(20) indices, respectively. Meanwhile, International Small Cap climbed 10% over the last quarter, as compared to a 6% increase for the MSCI Small Cap World ex-U.S. index(21) and a 5% return for the Lipper International Small Cap Average.(22)

Based on the attractive valuations of the businesses we own in the portfolios we continue to remain excited about future prospects. Stocks around the world are attractively priced, economic growth is accelerating, and in general, corporate governance continues to strengthen.

WHAT IS ENRON-ITIS?

The world has been a buzz about the scandal at Enron for some time now. Sadly, in our opinion, the Enron mess is nothing new. We view the events as "more of the same", but on a grander scale. What is "more of the same?" People investing in companies solely because they see share prices going up. The Enron fiasco was another spectacular instance of speculation, not investing. Despite our industry being littered with MBAs, CFAs, CPAs and even PhDs, greed almost always seems to get in the way of a little common sense.

The financial community knew Enron's financial statements were "opaque"--a polite euphemism for intentionally complicated and incomplete. Any investment professional that took the time to analyze Enron's statements could figure out the company generated poor returns and no free cash flow. Industry competitors called Enron "the crooked E." And yet Enron's share price continued climbing, seemingly immune to economic reality. The price, which traded around $20 in mid-1998, soared to over $80 in mid-2000. A share will now cost you a few pennies.

We are sometimes asked whether it is difficult to deal with foreign accounting standards and statements. Often the question is posed in a condescending way, the clear implication being that standards for foreign companies are lax relative to their US peers. One lesson we have learned over the past 16 years is that the integrity of any accounting statement, especially the income statement, is a reflection of the company's management. Companies run by prudent and honest management teams usually have clear and often "understated" financial statements; those run by aggressive, self-promotional managers tend to have very opaque or incomplete accounting statements that sometimes don't quite add up.

[PHOTO]  [PHOTO]

HIGHLIGHTS

- Both Funds had outstanding performance in a troublesome quarter, which we believe is a reflection of our strict adherence to value. We believe the discount to intrinsic value we require before investing gives us a margin of safety, cushioning the blow of down markets.

- Two significant geographical shifts took place in Oakmark International over the past year--a lower weighting in Latin America and a higher weighting in Japan. Latin America declined to 7.5% of the portfolio from 14% at the end of 2000; our weighting in Japan increased to nearly 9%, from less than 2% at year-end 2000.

- The biggest weighting increase in Oakmark Int'l. Small Cap was Switzerland, which jumped to 12% from 7% in December 2001. We have steadily accumulated shares of all our Swiss companies, and added a new name during the quarter, Schindler Holding.

To us, we have always viewed the analysis of a company's management team as a major part of our job. It is critical to understand their motivations, incentives, and, to the extent possible, integrity.

And the key in understanding and hopefully avoiding faulty accounting? As we have said from the beginning, watch the CASH.

EUROPEAN RESTRUCTURING

A new company in The International Small Cap Fund is Schindler Holding. The Schindler story is in microcosm the story of what has occurred in Europe over the past ten years. This is a company that for most of the 90's was very uncommunicative (and, on occasion, hostile) to outside investors and their questions. We still remember one meeting in particular in 1994, one that took weeks of pleading and negotiating to arrange. Many questions were met with answers dripping with arrogant evasion or outright refusal. They viewed our questions about the controlling family and their indifferent treatment of minority shareholders with unabashed hostility. This line of questioning provoked a classic old-school European response: "Look, the Family has much more at risk than you do! They can't just go out and sell their shares the next day like you can!" They already did sell shares, we replied, and now they have an obligation of fair treatment to those outside investors. End of meeting.

This mentality has changed dramatically. Senior management has been replaced; both the CEO and CFO are Americans. They have repurchased a significant number of shares and just recently announced an authorization to repurchase an additional 10% of the shares outstanding, as well as make a tax-free capital repayment to shareholders. Along with restructuring the balance sheet, they are also focusing on revamping operations. The restructuring plans they have announced include measures to increase the operational competitiveness of the company, with the goal of reducing complexity and costs.

THE OAKMARK WAY

Everyone makes mistakes. But, our mistakes tend to be caused by misjudging the ability of a company's management to allocate capital or not properly weighting a factor that ends up being more important to a company's success. Even though we are not perfect, our mistakes are our own: we rely on our own, independent thorough research. We start with the premise that a company's value is determined by its ability to generate free cash flow and end with an assessment of a management team's ability to drive its assets for profit and invest capital wisely. This forms the basis for an investment decision. Note the difference: price movements drive a speculator's actions; our actions are determined by value assessment. Adherence to this discipline is what has led to our strong performance since inception, and why we think our process will continue to lead to good results.

Thank you for your continued confidence and support.

/s/ David G. Herro

    DAVID G. HERRO, CFA

    Portfolio Manager
    dherro@oakmark.com

/s/ Michael J. Welsh

    MICHAEL J. WELSH, CFA, CPA

    Portfolio Manager
    102521.2142@compuserve.com

    April 4, 2002

                           THE OAKMARK INTERNATIONAL FUND
           REPORT FROM DAVID G. HERRO AND MICHAEL J.WELSH, PORTFOLIO MANAGERS
           --------------------------------------------------------------------

[PHOTO] [PHOTO]

-------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (3/31/02) COMPARED TO THE MSCI WORLD EX U.S. INDEX(19)

[CHART]

                            THE OAKMARK         MSCI WORLD
                     INTERNATIONAL FUND      EX U.S. INDEX
    9/30/1992                   $10,000            $10,000
   12/31/1992                   $10,043             $9,628
    3/31/1993                   $11,890            $10,766
    6/30/1993                   $12,300            $11,834
    9/30/1993                   $13,387            $12,562
   12/31/1993                   $15,424            $12,729
    3/31/1994                   $15,257            $13,133
    6/30/1994                   $14,350            $13,748
    9/30/1994                   $15,278            $13,830
   12/31/1994                   $14,026            $13,664
    3/31/1995                   $13,563            $13,924
    6/30/1995                   $14,749            $14,060
    9/30/1995                   $15,507            $14,631
   12/31/1995                   $15,193            $15,222
    3/31/1996                   $17,021            $15,681
    6/30/1996                   $18,383            $15,937
    9/30/1996                   $18,347            $15,950
   12/31/1996                   $19,450            $16,268
    3/31/1997                   $20,963            $16,016
    6/30/1997                   $22,700            $18,094
    9/30/1997                   $23,283            $18,027
   12/31/1997                   $20,097            $16,637
    3/31/1998                   $22,994            $19,083
    6/30/1998                   $20,253            $19,233
    9/30/1998                   $16,322            $16,404
   12/31/1998                   $18,688            $19,759
    3/31/1999                   $21,258            $20,070
    6/30/1999                   $25,728            $20,650
    9/30/1999                   $23,896            $21,535
   12/31/1999                   $26,065            $25,277
    3/31/2000                   $26,012            $25,416
    6/30/2000                   $27,856            $24,530
    9/30/2000                   $27,306            $22,663
   12/31/2000                   $29,324            $21,897
    3/31/2001                   $26,763            $18,825
    6/30/2001                   $29,437            $18,629
    9/30/2001                   $23,728            $16,062
   12/31/2001                   $27,819            $17,212
    3/31/2002                   $31,006            $17,310


                                                  AVERAGE ANNUAL TOTAL RETURNS(2)
                                                         (AS OF 3/31/02)
                           TOTAL RETURN   1-YEAR      5-YEAR       SINCE
                          LAST 3 MONTHS*                         INCEPTION
                                                                 (9/30/92)
------------------------------------------------------------------------------
OAKMARK                          11.46%      15.85%      8.14%      12.64%
INTERNATIONAL FUND
MSCI World ex. U.S.               0.57%      -8.08%      1.57%       5.94%
MSCI EAFE(23)                     0.51%      -8.50%      1.32%       5.76%
Lipper International              2.46%      -4.95%      2.75%       7.66%
Fund Index(20)
------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The long-term performance of your Fund has been strong, and we are particularly pleased with the resiliency the Fund has shown in down markets. Over the past three years your Fund has returned 13% on an annualized basis, while all of the major international indices are negative. The discount to intrinsic value that we require before investing in a company gives us a margin of safety we believe helps to cushion the blow of down markets.

PORTFOLIO UPDATE

The two most significant geographical shifts in The Oakmark International Fund since the end of 2000 have been a lower weighting in Latin America (declining to 7.5% from 14%) and a higher weighting in Japan (increased to 9% from 2%). We have added a number of high-quality Japanese businesses to the portfolio in the past year including Meitec, Tokyo Broadcasting and, last quarter, Takeda Pharmaceutical. All three of these businesses generate good economic returns, are run by shareholder-oriented management, and trade at significant discounts to our estimate of intrinsic value.

Even with these additions to the Fund, Japan still remains significantly underrepresented in your Fund relative to the indices; it still comprises roughly 20% of the EAFE and World ex-U.S. indices. We will continue, as we have over the past ten years, to search for quality companies trading at prices that provide real opportunity.

/s/ David G. Herro

    DAVID G. HERRO, CFA

    Portfolio Manager
    dherro@oakmark.com


/s/ Michael J. Welsh

    MICHAEL J. WELSH, CFA, CPA

    Portfolio Manager
    102521.2142@compuserve.com

    April 4, 2002

INTERNATIONAL DIVERSIFICATION--MARCH 31, 2002
-------------------------------------------------------------------------------

[CHART]

                           % OF FUND
                          NET ASSETS
------------------------------------
EUROPE                         64.1%
      Great Britain            22.2%
    * Netherlands               9.1%
    * France                    7.5%
      Sweden                    6.4%
    * Finland                   5.5%
    * Italy                     4.2%
    * Ireland                   2.8%
      Switzerland               2.8%
    * Germany                   2.5%
    * Greece                    1.1%

PACIFIC RIM                    21.1%
    Japan                       8.7%
    Korea                       5.6%
    Australia                   2.4%
    Hong Kong                   2.4%
    Singapore                   2.0%

LATIN AMERICA                   7.5%
    Mexico                      4.3%
    Brazil                      2.3%
    Panama                      0.9%

OTHER                           2.9%
    Israel                      2.9%

*Euro currency countries comprise 32.6% of the Fund.

SCHEDULE OF INVESTMENTS--MARCH 31, 2002 (UNAUDITED)

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4%

FOOD & BEVERAGE--8.9%
    Diageo plc (Great Britain)   Beverages, Wines, &
                                   Spirits Manufacturer                2,410,000     $     31,504,300
    Lotte Chilsung Beverage      Soft Drinks, Juices, &
      Co., Ltd. (Korea)            Sport Drinks Manufacturer              55,700           29,156,127
    Pernod-Ricard SA (France)    Manufactures Wines, Spirits, &
                                   Fruit Juices                          328,100           26,134,914
    Fomento Economico
      Mexicano, S.A. de C.V.
      (Mexico), (b)              Soft Drink & Beer Manufacturer          549,400           25,904,210
                                                                                     ----------------
                                                                                          112,699,551
APPAREL--1.0%
    Fila Holding S.p.A.
      (Italy), (a)(b)(d)         Athletic Footwear & Apparel           5,894,760     $     12,968,472

RETAIL--5.3%
    Somerfield plc
      (Great Britain)            Food Retailer                        22,714,000     $     36,953,871
    Giordano International
      Limited (Hong Kong)        Pacific Rim Clothing Retailer &
                                   Manufacturer                       50,401,000           30,047,713
                                                                                     ----------------
                                                                                           67,001,584
HOME FURNISHINGS--3.4%
    Hunter Douglas N.V.
      (Netherlands)              Window Coverings Manufacturer         1,435,484     $     42,238,532

OTHER CONSUMER GOODS & SERVICES--0.3%
    Shimano Inc. (Japan)         Bicycle Components Manufacturer         350,600     $      4,308,651

BANK & THRIFTS--10.2%
    Banca Popolare di Verona
      (Italy)                    Commercial Banking                    3,493,000     $     39,895,708
    Uniao de Bancos
      Brasileiros S.A.
      (Brazil), (c)              Commercial Banking                      939,300           22,965,885
    BNP Paribas SA (France)      Commercial Banking                      354,000           17,843,317
    United Overseas Bank
      Limited, Foreign Shares
      (Singapore)                Commercial Banking                    1,426,968           11,762,745
    Kookmin Bank (Korea)         Commercial Banking                      269,968           11,333,755
    Banco Latinoamericano
      de Exportaciones, S.A.,
      Class E (Panama), (b)      Latin American Trade Bank               515,400           11,313,030

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4% (CONT.)

BANK & THRIFTS--10.2% (CONT.)
    Svenska Handelsbanken
      AB (Sweden)                Commercial Banking                      508,000     $      7,273,236
    DePfa Bank plc (Ireland)     Mortgage Bank                            83,000            5,563,685
                                                                                     ----------------
                                                                                          127,951,361
OTHER FINANCIAL--3.8%
    Daiwa Securities Group
      Inc. (Japan)               Stock Broker                          4,076,000     $     24,093,066
    Euronext (Netherlands)       Stock Exchange                        1,236,500           23,261,764
                                                                                     ----------------
                                                                                           47,354,830
HOTELS & MOTELS--1.1%
    Mandarin Oriental
      International Limited
      (Singapore)                Hotel Management                     32,381,400     $     13,600,188

HUMAN RESOURCES--2.8%
    Michael Page
      International plc
      (Great Britain)            Recruitment Consultancy Services     13,386,000     $     35,168,780

MARKETING SERVICES--5.6%
    Cordiant
      Communications Group
      plc (Great Britain), (d)   Advertising & Media Services         29,611,070     $     39,847,036
    Aegis Group plc
      (Great Britain)            Media Services                       16,962,000           30,131,983
                                                                                     ----------------
                                                                                           69,979,019
COMPUTER SERVICES--2.9%
    Meitec Corporation
      (Japan)                    Software Engineering Services         1,234,000     $     36,842,761

TELECOMMUNICATIONS--4.3%
    Telefonaktiebolaget
      LM Ericsson, Class B
      (Sweden), (a)              Mobile & Wired
                                   Telecommunications Products         4,826,100     $     20,380,176
    Panafon Hellenic
      Telecom S.A. (Greece)      Mobile Telecommunications             2,817,000           14,076,429
    SK Telecom Co., Ltd.
      (Korea)                    Mobile Telecommunications                39,620            8,751,165

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - 95.4% (CONT.)
TELECOMMUNICATIONS--4.3% (CONT.)
    Telemig Celular
      Participacoes S.A.
      (Brazil)                   Mobile Telecommunications         2,273,095,600     $      6,357,625
    Cable & Wireless plc
      (Great Britain)            Telecommunications                    1,600,000            5,120,705
                                                                                     ----------------
                                                                                           54,686,100
BROADCASTING & CABLE TV--4.2%
    Tokyo Broadcasting
      System, Inc. (Japan)       Television & Radio Broadcasting       1,511,000     $     28,537,375
    Grupo Televisa S.A.
      (Mexico), (a)(b)           Television Production &
                                   Broadcasting                          504,000           24,449,040
                                                                                     ----------------
                                                                                           52,986,415
PUBLISHING--7.1%
    John Fairfax Holdings
      Limited (Australia)        Newspaper Publisher                  14,211,500     $     30,032,515
    Wolters Kluwer NV
      (Netherlands)              Reference Material Publisher          1,418,500           29,637,007
    Independent News &
      Media PLC (Ireland)        Newspaper Publisher                  15,299,965           29,302,648
                                                                                     ----------------
                                                                                           88,972,170
PHARMACEUTICALS--4.8%
    GlaxoSmithKline plc
      (Great Britain)            Pharmaceuticals                       1,380,200     $     32,350,572
    Takeda Chemical
      Industries, Ltd. (Japan)   Pharmaceuticals &
                                 Food Supplemenets                       378,000           15,304,104
    Novartis AG
      (Switzerland)              Pharmaceuticals                         298,500           11,722,039
    Aventis S.A. (France)        Pharmaceuticals                          22,300            1,537,531
                                                                                     ----------------
                                                                                           60,914,246
MEDICAL PRODUCTS--2.0%
    Gambro AB, Class A
      (Sweden)                   Manufacturer of Dialysis Products     4,122,000     $     25,434,632

AUTOMOTIVE--4.1%
    Autoliv, Inc (Sweden)        Automotive Safety Systems
                                   Manufacturer                        1,163,000     $     27,920,073
    Compagnie Generale
      des Etablissements
      Michelin (France)          Tire Manufacturer                       632,000           23,955,170
                                                                                     ----------------
                                                                                           51,875,243

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4% (CONT.)

AEROSPACE--2.7%
    Rolls-Royce plc
      (Great Britain)            Aviation & Marine Power              12,546,995     $     33,321,816

AIRPORT MAINTENANCE--0.3%
    Grupo Aeroportuario
      del Sureste S.A. de C.V.
      (Mexico), (a)(b)           Airport Operator                        242,000     $      3,654,200

INSTRUMENTS--2.8%
    Orbotech, Ltd. (Israel), (a) Optical Inspection Systems            1,139,200     $     35,793,664

MACHINERY & INDUSTRIAL PROCESSING--2.8%
    Metso Corporation
      (Finland)                  Paper & Pulp Machinery                2,942,100     $     35,601,311

BUILDING MATERIALS & CONSTRUCTION--1.7%
    Kumkang Korea
      Chemical Co., Ltd.
      (Korea)                    Building Materials                      180,140     $     21,257,065

CHEMICALS--5.9%
    Henkel KGaA (Germany)        Chemical Products Manufacturer          553,700     $     31,572,544
    Givaudan (Switzerland), (a)  Fragrance & Flavor Compound
                                   Manufacturer                           73,200           23,465,717
    Akzo Nobel N.V.
      (Netherlands)              Chemical Producer                       425,500           19,854,462
                                                                                     ----------------
                                                                                           74,892,723
OTHER INDUSTRIAL GOODS & SERVICES--7.4%
    Kone Corporation,
      Class B (Finland)          Elevators                               361,980     $     33,087,780
    Enodis plc
      (Great Britain), (d)       Food Processing Equipment            20,381,200           25,685,210
    Chargeurs SA
      (France), (d)              Wool, Textile Production
                                   & Trading                             350,067           24,837,195
    Enodis plc, Rights
      (Great Britain)            Food Processing Equipment            12,228,720            6,704,275
    FKI plc (Great Britain)        Industrial Manufacturing            1,020,000            2,741,557
                                                                                     ----------------
                                                                                           93,056,017

    TOTAL COMMON STOCKS (COST: $1,116,600,021)                                          1,202,559,331

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.3%

U.S. GOVERNMENT BILLS--1.2%
    United States Treasury Bills, 1.71% - 1.76%
      due 4/4/2002 - 4/18/2002                                       $15,000,000     $     14,992,835

    TOTAL U.S. GOVERNMENT BILLS (COST: $14,992,864)                                        14,992,835

REPURCHASE AGREEMENTS--3.1%
    State Street Repurchase Agreement, 1.75% due 4/1/2002,
      repurchase price $39,131,607 collateralized by
      U.S. Treasury Bonds                                            $39,124,000     $     39,124,000

    TOTAL REPURCHASE AGREEMENTS (COST: $39,124,000)                                        39,124,000

    TOTAL SHORT TERM INVESTMENTS (COST: $54,116,864)                                       54,116,835
    Total Investments (Cost $1,170,716,885)--99.7% (e)                               $  1,256,676,166
    Foreign Currencies (Proceeds $818,576)--0.1%                                     $        813,223
    Other Assets In Excess Of Other Liabilities--0.2% (f)                                   2,582,294
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  1,260,071,683
                                                                                     ================
(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a Global Depository Receipt.
(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(e) At March 31, 2002, net unrealized appreciation of $85,953,929, for federal income tax purposes, consisted of gross unrealized appreciation of
    $212,763,850 and gross unrealized depreciation of $126,809,921.
(f) Includes transaction hedges.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL
SMALL CAP FUND
   REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

[PHOTO]  [PHOTO]

-------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/02) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(19)

[CHART]

                       THE OAKMARK
                     INTERNATIONAL        MSCI WORLD
                    SMALL CAP FUND     EX U.S. INDEX
   10/31/1995              $10,000           $10,000
   12/31/1995               $9,630           $10,684
    3/31/1996              $10,970           $11,006
    6/30/1996              $11,570           $11,186
    9/30/1996              $11,590           $11,195
   12/31/1996              $12,038           $11,418
    3/31/1997              $12,080           $11,241
    6/30/1997              $13,181           $12,699
    9/30/1997              $12,672           $12,652
   12/31/1997               $9,642           $11,677
    3/31/1998              $11,429           $13,394
    6/30/1998               $9,892           $13,499
    9/30/1998               $8,211           $11,513
   12/31/1998              $10,529           $13,868
    3/31/1999              $13,118           $14,086
    6/30/1999              $15,317           $14,493
    9/30/1999              $15,439           $15,114
   12/31/1999              $16,190           $17,741
    3/31/2000              $15,387           $17,839
    6/30/2000              $15,529           $17,217
    9/30/2000              $14,908           $15,906
   12/31/2000              $14,756           $15,369
    3/31/2001              $15,232           $13,213
    6/30/2001              $15,777           $13,075
    9/30/2001              $13,987           $11,273
   12/30/2001              $16,671           $12,080
    3/31/2002              $18,370           $12,149

                                                 AVERAGE ANNUAL TOTAL RETURNS(2)
                                                         (AS OF 3/31/02)

                           TOTAL RETURN   1-YEAR      5-YEAR       SINCE
                          LAST 3 MONTHS*                         INCEPTION
                                                                 (11/1/95)
-------------------------------------------------------------------------------
OAKMARK INTERNATIONAL            10.19%      20.60%      8.74%       9.94%
SMALL CAP FUND
MSCI World ex. U.S.               0.57%      -8.08%      1.57%       3.08%
Lipper International              4.55%      -4.98%      5.76%       9.72%
Small Cap Average(22)
------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

- Not annualized

PORTFOLIO UPDATE
The biggest country weighting increase from last quarter was in Switzerland, which jumped to 12% of the Fund from a little over 7% at the end of December. The share prices of Swiss small caps were hit in the aftermath of September 11th, and many failed to participate in the subsequent Continental European market rallies. This has led to a good buying opportunity.

We have been steadily accumulating shares of all our Swiss companies and added a new name during the quarter, Schindler Holding. Schindler is the world's second largest elevator company, just ahead of Kone (a long-time Oakmark International Fund holding). The share price has stagnated due primarily to lagging technology, slowdowns in their Brazilian and Chinese operations, and the legacy of an insular family-company culture.

Despite the strong performance of your Fund over the past few years, we still believe there are significant opportunities in the market, and that the portfolio remains undervalued. We want to thank you for your continued confidence.

/s/ David G. Herro

    DAVID G. HERRO, CFA

    Portfolio Manager
    DGH100@earthlink.net

/s/ Michael J. Welsh

    MICHAEL J. WELSH, CFA, CPA

    Portfolio Manager
    102521.2142@compuserve.com

    April 4, 2002

  INTERNATIONAL DIVERSIFICATION--MARCH 31, 2002
------------------------------------------------------------------------------

[CHART]

                            % OF FUND
                           NET ASSETS
[_] EUROPE                      56.5%
      Switzerland               12.1%
      Great Britain             11.0%
    * Italy                      9.5%
    * France                     6.2%
      Denmark                    3.6%
    * Belguim                    3.2%
    * Spain                      2.9%
    * Netherlands                2.4%
    * Germany                    2.3%
      Norway                     1.1%
    * Finland                    0.9%
    * Ireland                    0.8%
      Sweden                     0.5%

[_] PACIFIC RIM                 29.3%
    Japan                        8.5%
    Hong Kong                    5.3%
    Australia                    3.9%
    New Zealand                  3.7%
    Korea                        2.9%
    Philippines                  2.4%
    Singapore                    1.7%
    Thailand                     0.9%

[_] LATIN AMERICA                7.3%
    Mexico                       4.7%
    Panama                       2.6%

[_] OTHER                        1.9%
    Bermuda                      1.1%
    United States                0.8%

*Euro currency countries comprise 28.1% of the Fund.

SCHEDULE OF INVESTMENTS--MARCH 31, 2002 (UNAUDITED)


NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.0%

FOOD & BEVERAGE--8.6%
    Mikuni Coca-Cola             Soft Drink Manufacturer
      Bottling Co., Ltd. (Japan)                                         923,000         $  6,993,742
    Campari Group (Italy), (a)   Soft Drinks, Wines, & Spirits Producer  256,300            6,983,718
    Baron De Ley, S.A.           Wines & Spirits Manufacturer
      (Spain), (a)                                                       194,985            5,075,352
    Hite Brewery Co., Ltd.       Brewer
      (Korea)                                                             65,700            4,050,340
    Grupo Continental, S.A.      Soft Drink Manufacturer
      (Mexico)                                                         1,728,000            3,161,689
    Alaska Milk Corporation      Milk Producer
      (Philippines), (c)                                              49,394,000            2,033,073
                                                                                         ------------
                                                                                           28,297,914

APPAREL--1.1%
    Kingmaker Footwear           Athletic Footwear Manufacturer
      Holdings Limited
      (Hong Kong)                                                     13,505,000         $  3,636,078

RETAIL--6.6%
    Carpetright plc              Carpet Retailer
      (Great Britain)                                                    915,700         $  8,462,682
    House of Fraser Plc          Department Store
      (Great Britain)                                                  4,376,000            5,982,169
    Jusco Stores                 Department Stores
      (Hong Kong) Co.,
      Limited (Hong Kong)                                              5,486,000            2,532,081
    Dairy Farm International     Supermarket Chain
      Holdings Limited
      (Singapore), (a)                                                 2,502,000            1,801,440
    Harvey Nichols plc           High Fashion Clothing Retailer
      (Great Britain)                                                    493,400            1,608,958
    Bulgari S.p.A. (Italy)       Jewelry Manufacturer & Retailer          79,000              671,916
    Signet Group plc             Jewelry Retailer
      (Great Britain)                                                    389,000              661,954
                                                                                         ------------
                                                                                           21,721,200
HOUSEHOLD PRODUCTS--2.0%
    D.F.S. Furniture             Furniture Retailer & Manufacturer
      Company plc
      (Great Britain)                                                    966,600         $  6,586,260

HOME FURNISHINGS--2.4%
    Industrie Natuzzi S.p.A.     Home Furniture Manufacturer
      (Italy), (b)                                                       522,900         $  7,712,775

OFFICE EQUIPMENT--1.4%
    Nepost SA (France), (a)      Supplier                                139,300         $  4,729,437


NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.0% (CONT.)

OTHER CONSUMER GOODS & SERVICES--0.8%
    Ilshin Spinning Co., Ltd.    Fabric & Yarn Manufacturer
      (Korea)                                                             44,550         $  1,839,962
    Royal Doulton plc            Tableware & Giftware
      (Great Britain), (a)(c)                                          4,387,000              531,003
    Royal Doulton plc, Rights    Tableware & Giftware
      (Great Britain)                                                 13,161,000               93,706
                                                                                         ------------
                                                                                            2,464,671
BANK & THRIFTS--2.6%
    Banco Latinoamericano        Multinational Bank
      de Exportaciones, S.A.,
      Class E (Panama), (b)                                              390,600         $  8,573,670

INSURANCE--0.9%
    IPC Holdings, Ltd.           Reinsurance Provider
      (Bermuda)                                                           87,700         $  2,853,758

OTHER FINANCIAL--3.7%
    Ichiyoshi Securities Co.,    Stock Broker
      Ltd. (Japan)                                                     1,861,000         $  7,113,710
    JCG Holdings Limited         Consumer Finance
      (Hong Kong)                                                      8,291,000            4,996,019
                                                                                         ------------
                                                                                           12,109,729
HOTELS & MOTELS--3.1%
    Jarvis Hotels plc            Hotel Operator
      (Great Britain)                                                  6,395,000        $  10,062,663

HUMAN RESOURCES--5.6%
    Solvus S.A. (Belgium)        Temporary Staffing Services             566,445        $  10,577,397
    United Services Group NV     Temporary Staffing Services
      (Netherlands)                                                      388,747            7,699,140
                                                                                         ------------
                                                                                           18,276,537
MARKETING SERVICES--2.5%
    Asatsu-DK Inc. (Japan)       Advertising Services Provider           381,400         $  8,022,814

COMPUTER SOFTWARE--0.8%
    Enix Corporation (Japan)     Entertainment Software                  146,600         $  2,542,165

COMPUTER SYSTEMS--1.6%
    Lectra (France), (a)         Manufacturing Process Systems         1,084,000         $  5,237,403

BROADCASTING & CABLE TV--1.7%
ABS-CBN Broadcasting             Television & Broadcasting Operator
    Corporation
    (Philippines)                                                      8,678,000         $  5,698,020


NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS-95.0% (CONT.)

BROADCASTING & PUBLISHING--0.9%
    Tamedia AG (Switzerland)     TV Broadcasting & Publishing             42,200         $  2,931,078

PUBLISHING--5.4%
    Edipresse S.A. (Switzerland) Newspaper & Magazine Publisher           18,274         $  5,749,611
    Recoletos Grupo de
      Comunicacion, S.A.         Publisher
      (Spain), (a)                                                       880,000            4,443,288
    Matichon Public Company      Newspaper Publisher
      Limited, Foreign Shares
      (Thailand), (c)              `                                   2,039,500            2,999,265
    Hollinger International Inc. Newspaper Publisher
      (United States)                                                    210,000            2,753,100
    VLT AB, Class B (Sweden)     Newspaper Publisher                     182,250            1,634,135
                                                                                         ------------
                                                                                           17,579,399
AUTOMOBILES--2.6%
    Ducati Motor Holding         Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                              5,177,200         $  8,428,112

TRANSPORTATION SERVICES--2.8%
    Mainfreight Limited          Logistics Services
      (New Zealand), (c)                                               6,228,551         $  4,118,319
    Bergesen d.y. ASA,           Tanker Operator
      Class A Shares (Norway)                                            187,000            3,550,472
    DelGro Corporation           Bus, Taxi, & Car Leasing
      Limited (Singapore)                                              1,066,000            1,520,421
                                                                                         ------------
                                                                                            9,189,212
AIRPORT MAINTENANCE--7.4%
    Grupo Aeroportuario          Airport Operator
      del Sureste S.A. de C.V.
      (Mexico), (a)(b)                                                   814,300        $  12,295,930
    Kobenhavns Lufthavne         Airport Management & Operations
      A/S (Copenhagen
      Airports A/S) (Denmark)                                            166,000           11,863,394
                                                                                         ------------
                                                                                           24,159,324
INSTRUMENTS--0.9%
    Vaisala Oyj, Class A         Atmospheric Observation Equipment
      (Finland)                                                          126,000         $  2,961,611

MACHINERY & INDUSTRIAL PROCESSING--4.8%
    Pfeiffer Vacuum              Vacuum Pump Manufacturer
      Technology AG
      (Germany)                                                          212,500         $  7,492,172
    ASM Pacific Technology       Semiconductor Machinery
      Limited (Hong Kong)                                              2,482,000            6,046,091
    Carbone Lorraine SA          Electrical Systems Manufacturer
      (France)                                                            72,700            2,151,826
                                                                                         ------------
                                                                                           15,690,089


NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.0% (CONT.)

BUILDING MATERIALS & CONSTRUCTION--3.2%
    Fletcher Building Limited    Building Materials Manufacturer
      (New Zealand)                                                    6,349,000         $  7,920,151
    Grafton Group plc            Building Materials Distributor
      (Ireland)                                                          723,000            2,454,690
                                                                                         ------------
                                                                                           10,374,841
CHEMICALS--5.3%
    Gurit-Heberlien AG           Chemical Producer
      (Switzerland)                                                       20,764        $  14,175,482
    Taiyo Ink Mfg. Co., Ltd.     Manufacturer of Resist Inks
      (Japan)                                                             96,000            3,228,107
                                                                                         ------------
                                                                                           17,403,589
PRODUCTION EQUIPMENT--2.6%
    Interpump Group S.p.A.       Pump and Piston Manufacturer
      (Italy)                                                          1,780,200         $  7,299,338
    NSC Groupe (France)          Textile Equipment Manufacturer           17,466            1,368,452
                                                                                         ------------
                                                                                            8,667,790
OTHER INDUSTRIAL GOODS & SERVICES--5.5%
    Schindler Holding AG         Elevator & Escalator Manufacturer
      (Switzerland)                                                        5,310         $  9,299,199
    GFI Industries SA (France)   Industrial Fastener Manufacturer        296,271            6,705,887
    Coats plc (Great Britain)    Textile Manufacturer                  2,872,000            2,075,537
                                                                                         ------------
                                                                                           18,080,623
DIVERSIFIED CONGLOMERATES--8.2%
    Pacific Dunlop Limited       Diversified Manufacturer
      (Australia)                                                     19,754,626        $  12,861,311
    Pargesa Holding AG           Diversified Operations
      (Switzerland)                                                        3,384            7,362,636
    Haw Par Corporation          Healthcare & Leisure Products
      Limited (Singapore)                                                903,000            2,076,368
    Jardine Strategic Holdings   Diversified Operations
      Limited (Bermuda)                                                  340,700              902,855
    Tae Young Corp. (Korea)      Heavy Construction                      106,600            3,547,958
                                                                                         ------------
                                                                                           26,751,128

    TOTAL COMMON STOCKS (COST: $282,324,079)                                              310,741,890


NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--6.3%

U.S. GOVERNMENT BILLS--3.4%
    United States Treasury Bills, 1.71% - 1.76%
      due 4/4/2002 - 4/25/2002                                        11,000,000        $  10,991,361

    TOTAL U.S. GOVERNMENT BILLS (COST: $10,991,460)                                        10,991,361
COMMERCIAL PAPER--1.2%
    ChevronTexaco Corporation, 1.79%
      due 4/5/2002                                                     4,000,000         $  4,000,000

    TOTAL COMMERCIAL PAPER (COST: $4,000,000)                                               4,000,000

REPURCHASE AGREEMENTS--1.7%
    State Street Repurchase Agreement, 1.75% due 4/1/2002, repurchase price
      $5,723,113 collateralized by U.S.
      Treasury Bonds                                                   5,722,000            5,722,000

    TOTAL REPURCHASE AGREEMENTS (COST: $5,722,000)                                          5,722,000

    TOTAL SHORT TERM INVESTMENTS (COST: $20,713,460)                                       20,713,361
    Total Investments (Cost $303,037,539)--101.3% (d)                                   $ 331,455,251
    Foreign Currencies (Proceeds $65,441)--0.0%                                               $65,370
    Other Liabilities In Excess Of Other Assets--(1.3)% (e)                                (4,435,109)
                                                                                        -------------
    TOTAL NET ASSETS--100%                                                               $327,085,512
                                                                                        =============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At March 31, 2002, net unrealized appreciation of $28,417,642, for federal income tax purposes, consisted of gross unrealized appreciation of $38,942,553 and gross unrealized depreciation of $10,524,911.
(e) Includes transaction hedges.

                                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                        [LOGO]
                                       OAKMARK
                                   FAMILY OF FUNDS


                  (This page has been intentionally left blank.)

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF ASSETS AND LIABILITIES--MARCH 31, 2002

                                                    THE OAKMARK           THE OAKMARK           THE OAKMARK
                                                        FUND                 SELECT              SMALL CAP
                                                                              FUND                  FUND
--------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities,
     at value                                      $ 4,088,623,974        $ 4,612,899,717        $ 471,021,494
                                              (cost: 3,493,683,317)  (cost: 3,653,255,928)  (cost: 384,074,621)
   Investments in affiliated securities,
     at value                                                    0            446,811,284           26,605,210
                                                          (cost: 0)    (cost: 312,359,214)   (cost: 26,691,280)
   Cash                                                  4,174,847              1,459,678            9,975,892
   Foreign currency, at value                                    0                      0                    0

   Receivable for:
     Forward foreign currency contracts                          0                      0                    0
     Securities sold                                     8,870,957              3,213,776                    0
     Fund shares sold                                    7,117,248              2,529,258            3,039,861
     Dividends and interest                              4,893,038              2,725,850              153,801
                                                   ---------------         --------------        -------------
   Total receivables                                    20,881,243              8,468,884            3,193,662
   Other Assets                                            191,031                 71,430               22,538
                                                   ---------------         --------------        -------------
   Total assets                                    $ 4,113,871,095        $ 5,069,710,993        $ 510,818,796

LIABILITIES AND NET ASSETS
   Options sold, at fair value                     $             0        $             0        $     290,000
                                                (premiums received:    (premiums received:  (premiums received:
                                                                $0)                    $0)            $305,768)
   Payable for:
     Securities purchased                               22,869,999             41,850,556           11,985,429
     Fund shares redeemed                                        0                      0                    0
     Due to advisor                                        285,963                340,066               32,252
     Forward foreign currency contracts                          0                      0                    0
     Other                                               1,509,278              1,708,142              306,154
                                                   ---------------         --------------        -------------
   Total liabilities                                    24,665,240             43,898,764           12,613,835
                                                   ---------------         --------------        -------------
   Net assets applicable to fund shares
      outstanding                                  $ 4,089,205,855        $ 5,025,812,229        $ 498,204,961
                                                   ===============        ===============        =============
   Fund shares outstanding                             111,316,185            179,983,467           25,669,296
                                                   ===============        ===============        =============
ANALYSIS OF NET ASSETS
   Paid in capital                                 $ 3,589,918,544        $ 3,845,740,865        $ 406,322,595


   Accumulated undistributed net
     realized gain (loss) of investments,
     forward contracts and foreign
     currency exchange transactions                   (102,616,467)            84,429,516            5,005,794
   Net unrealized appreciation (depreciation)
     of investments                                    594,940,657          1,094,095,859           86,876,572
   Net unrealized appreciation (depreciation)
     of foreign currency portfolio hedges                        0                      0                    0
   Net unrealized appreciation (depreciation)
     -- other                                                    0                      0                    0
   Accumulated undistributed net investment
     income (loss)                                       6,963,121              1,545,989                    0
                                                   ---------------         --------------        -------------
   Net assets applicable to Fund shares
     outstanding                                   $ 4,089,205,855        $ 5,025,812,229        $ 498,204,961
                                                   ===============        ===============        =============
PRICE OF SHARES
   Net asset value per share: Class I              $         36.74        $         27.93        $       19.41
                                                   ===============        ===============        =============
     Class I - Net assets                            4,088,670,383          4,942,461,276          498,204,961
     Class I - Shares outstanding                      111,301,596            176,988,787           25,669,296

   Net asset value per share: Class II             $         36.71        $         27.83
                                                   ===============        ===============
     Class II - Net assets                                 535,471             83,350,953
     Class II Shares outstanding                            14,588              2,994,680


                                            56

                                                    THE OAKMARK           THE OAKMARK          THE OAKMARK         THE OAKMARK
                                                     EQUITY AND             GLOBAL            INTERNATIONAL       INTERNATIONAL
                                                    INCOME FUND              FUND                 FUND            SMALL CAP FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities,
     at value                                      $ 1,800,894,666        $ 146,760,775      $ 1,153,338,253        $ 321,773,591
                                              (cost: 1,666,136,431)  (cost: 127,400,533)  (cost: 983,509,702)  (cost: 286,280,476)
   Investments in affiliated securities,
     at value                                                    0                    0          103,337,913            9,681,660
                                                          (cost: 0)            (cost: 0)  (cost: 187,207,183)   (cost: 16,757,063)
   Cash                                                 12,014,401            1,699,994            4,256,432            3,242,182
   Foreign currency, at value                                    0                    0              813,223               65,370
                                                                               (cost: 0)      (cost: 818,576)       (cost: 65,441)
   Receivable for:
     Forward foreign currency contracts                          0                    0                    0                    0
     Securities sold                                       310,790                    0            3,568,818               56,903
     Fund shares sold                                    9,794,547            1,347,864            2,552,659            2,537,278
     Dividends and interest                              8,842,800              291,009            8,153,958              636,561
                                                   ---------------        -------------      ---------------       --------------
   Total receivables                                    18,948,137            1,638,873           14,275,435            3,230,742
   Other Assets                                             10,185               11,531               28,910                3,185
                                                   ---------------        -------------      ---------------       --------------
   Total assets                                    $ 1,831,867,389        $ 150,111,173      $ 1,276,050,166        $ 337,996,730

LIABILITIES AND NET ASSETS
   Options sold, at fair value                     $       631,800        $     493,300      $             0        $           0
                                                (premiums received:  (premiums received:  (premiums received:  (premiums received:
                                                          $683,457)            $542,431)                  $0)                  $0)
   Payable for:
     Securities purchased                                8,315,461            2,603,025           14,287,273           10,507,314
     Fund shares redeemed                                        0                    0                    0                    0
     Due to advisor                                         89,614                8,679              754,334               25,097
     Forward foreign currency contracts                          0                    0                    0                    0
     Other                                                 644,295              201,190              936,876              378,807
                                                   ---------------        -------------       --------------       --------------
   Total liabilities                                     9,681,170            3,306,194           15,978,483           10,911,218
                                                   ---------------        -------------       --------------       --------------
   Net assets applicable to fund shares
      outstanding                                  $ 1,822,186,219        $ 146,804,979      $ 1,260,071,683        $ 327,085,512
                                                   ===============        =============      ===============        =============
   Fund shares outstanding                              93,859,703            9,985,158           78,005,179           25,625,241
                                                   ===============        =============      ===============        =============
ANALYSIS OF NET ASSETS
   Paid in capital                                 $ 1,692,006,869        $ 124,484,512      $ 1,179,879,287        $ 295,723,989

   Accumulated undistributed net
     realized gain (loss) of investments,
     forward contracts and foreign
     currency exchange transactions                    (11,433,761)           2,911,479           (9,971,437)           2,945,471
   Net unrealized appreciation (depreciation)
     of investments                                    134,809,891           19,409,373           85,953,929           28,417,642
   Net unrealized appreciation (depreciation)
     of foreign currency portfolio hedges                        0                    0                    0                    0
   Net unrealized appreciation (depreciation)
     other                                                    (237)                (385)             (10,442)              (1,590)
   Accumulated undistributed net investment
     income (loss)                                       6,803,457                    0            4,220,346                    0
                                                   ----------------       --------------       -------------       --------------
   Net assets applicable to Fund shares
     outstanding                                   $ 1,822,186,219        $ 146,804,979      $ 1,260,071,683        $ 327,085,512
                                                   ===============        =============      ===============        =============
PRICE OF SHARES
   Net asset value per share: Class I                        19.41        $       14.70      $         16.15        $       12.76
                                                   ===============        =============      ===============        =============
     Class I - Net assets                            1,769,886,768          146,114,965        1,229,329,767          326,849,563
     Class I - Shares outstanding                       91,163,512            9,938,137           76,100,024           25,606,739

   Net asset value per share: Class II                       19.40        $       14.67      $         16.14        $       12.75
                                                   ===============        =============      ===============        =============
     Class II - Net assets                              52,299,451              690,014           30,744,585              235,950
     Class II Shares outstanding                         2,696,192               47,021            1,905,155               18,502

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AKMARK FAMILY OF FUNDS

STATEMENT OF OPERATIONS--MARCH 31, 2002

                                                               THE OAKMARK       THE OAKMARK       THE OAKMARK
                                                                   FUND             SELECT          SMALL CAP
                                                                                     FUND              FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                     $ 23,896,136       $ 22,181,314      $   783,436
   Dividends from affiliated securities                                  0                  0                0
   Interest Income                                               3,583,960          4,189,781          307,946
   Other Income                                                          0                  0                0
   Foreign taxes withheld                                                0                  0                0
                                                              ------------       ------------      -----------
     Total investment income                                    27,480,096         26,371,095        1,091,382

EXPENSES:
   Investment advisory fee                                      16,482,658         19,895,065        1,607,331
   Transfer and dividend disbursing agent fees                   1,267,611          1,073,681          175,419
   Other shareholder servicing fees                              1,369,619          2,132,369          120,930
   Service Fee - Class II                                              229             66,470                0
   Reports to shareholders                                         696,061            537,928           91,426
   Custody and accounting fees                                     216,819            271,833           41,966
   Registration and blue sky expenses                             (440,154)           105,076          (61,880)
   Trustee fees                                                    140,649            140,094           50,922
   Legal fees                                                       48,299             58,117           16,068
   Audit fees                                                       12,251             11,626            9,633
   Other                                                            92,877            117,941           13,527
                                                              ------------       ------------      -----------
     Total expenses                                             19,886,919         24,410,200        2,065,342
     Expense reimbursement                                               0                  0                0
     Expense offset arrangements                                   (11,500)            (7,059)          (1,098)
                                                              ------------       ------------      -----------
   Net expenses                                                 19,875,419         24,403,141        2,064,244

NET INVESTMENT INCOME (LOSS):                                    7,604,677          1,967,954         (972,862)

NETREALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on unaffiliated securities          55,239,969        128,081,080        4,596,533
   Net realized gain (loss) on affiliated securities                     0                  0                0
   Net realized gain (loss) on options                           5,254,439          3,809,912          433,874
   Net realized gain (loss) on short sales                        (197,816)          (510,036)               0
   Net realized gain (loss) on foreign currency transactions             0                  0                0
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                     437,447,110        342,809,776       93,845,396
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                         0                  0                0
   Net change in appreciation (depreciation)other                        0                  0                0

Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:               497,743,702        474,190,732       98,875,803
                                                              ------------       ------------      -----------
Net increase (decrease) in net assets resulting
  from operations                                             $505,348,379       $476,158,686      $97,902,941
                                                              ============       ============      ===========

                                                                   58

                                                             THE OAKMARK         THE OAKMARK        THE OAKMARK        THE OAKMARK
                                                             EQUITY AND            GLOBAL          INTERNATIONAL      INTERNATIONAL
                                                             INCOME FUND            FUND               FUND           SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                    $  5,761,181       $   394,685        $  6,471,550        $ 1,358,769
   Dividends from affiliated securities                                 0                 0           5,650,112            157,199
   Interest Income                                              8,381,047            62,503             408,684            118,324
   Other Income                                                         0                 0               1,229                579
   Foreign taxes withheld                                         (21,786)          (13,173)           (590,146)          (190,258)
                                                             ------------       -----------        ------------        -----------
     Total investment income                                   14,120,442           444,015          11,941,429          1,444,613

EXPENSES:
   Investment advisory fee                                      3,862,301           368,912           5,254,863          1,105,100
   Transfer and dividend disbursing agent fees                    234,103            62,309             370,945             65,110
   Other shareholder servicing fees                               561,425            34,923             383,569             83,737
   Service Fee - Class II                                          26,045               464              17,521                126
   Reports to shareholders                                        124,219            31,418             191,118             31,766
   Custody and accounting fees                                    101,347            51,980             485,500            154,844
   Registration and blue sky expenses                             254,222            26,838              38,653             36,923
   Trustee fees                                                    65,705            43,051              66,725             44,491
   Legal fees                                                      23,068            13,951              20,899             14,711
   Audit fees                                                       9,633            12,251              11,754             13,323
   Other                                                           31,887             7,770              27,484             10,097
                                                             ------------       -----------        ------------        -----------
     Total expenses                                             5,293,955           653,867           6,869,031          1,560,228
     Expense reimbursement                                              0               (95)                  0                  0
     Expense offset arrangements                                   (3,701)             (392)             (1,150)              (167)
                                                             ------------       -----------        ------------        -----------
   Net expenses                                                 5,290,254           653,380           6,867,881          1,560,061

NET INVESTMENT INCOME (LOSS):                                   8,830,188          (209,365)          5,073,548           (115,448)

NETREALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on unaffiliated securities        (12,520,847)        2,586,760          12,379,283          3,909,454
   Net realized gain (loss) on affiliated securities                    0                 0          (7,523,169)                 0
   Net realized gain (loss) on options                          1,087,465           331,758                   0                  0
   Net realized gain (loss) on short sales                              0                 0                   0                  0
   Net realized gain (loss) on foreign currency transactions       (2,663)           (9,042)           (530,008)           (83,081)
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                    133,003,511        21,977,231         248,392,211         48,088,211
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                        0                 0                   0                  0
   Net change in appreciation (depreciation)other                    (237)             (570)                215             (4,358)


Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:              121,567,229        24,886,137         252,718,532         51,910,226
                                                             ------------       -----------        ------------        -----------
Net increase (decrease) in net assets resulting
  from operations                                            $130,397,417       $24,676,772        $257,792,080        $51,794,778
                                                             ============       ===========        ============        ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF CHANGES IN NET ASSETS--MARCH 31, 2002

                                                                             THE OAKMARK FUND
------------------------------------------------------------------------------------------------------------
                                                                 PERIOD ENDED                YEAR ENDED
                                                                MARCH 31, 2002            SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $    7,604,677              $   19,416,042
   Net realized gain (loss) on investments                          60,296,592                 195,984,944
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                         437,447,110                 126,130,060
                                                                --------------              --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           505,348,379                 341,531,046

FROM DISTRIBUTIONS TO SHAREHOLDERS OF: (a)
   Net investment income-- Class I                                 (19,630,178)                (28,565,025)
   Net investment income-- Class II                                       (447)                          0
   Net realized short-term gain-- Class I                                    0                           0
   Net realized short-term gain-- Class II                                   0                           0
   Net realized long-term gain-- Class I                                     0                           0
   Net realized long-term gain-- Class II                                    0                           0
                                                                --------------              --------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                              (19,630,625)                (28,565,025)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold-- Class I                             870,722,901               1,499,450,622
   Proceeds from shares sold-- Class II                                584,413                     122,635
   Reinvestment of dividends and capital gain distributions         19,106,131                  27,842,716
   Payments for shares redeemed, net of fees-- Class I            (395,971,957)               (769,874,783)
   Payments for shares redeemed, net of fees-- Class II               (181,890)                     (7,515)
                                                                --------------              --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                            494,259,598                 757,533,675
                                                                --------------              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            979,977,352               1,070,499,696
   NET ASSETS:
   Beginning of period                                           3,109,228,503               2,038,728,807
   End of period                                                $4,089,205,855              $3,109,228,503
                                                                ==============              ==============
   Undistributed net investment income                          $    6,963,121                $ 18,989,069
                                                                ==============              ==============
(a)DISTRIBUTIONS PER SHARE -- CLASS I:
   Net investment income                                        $       0.1969              $       0.3872
   Net realized short-term gain                                              0                           0
   Net realized long-term gain                                               0                           0
                                                                --------------              --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          $       0.1969              $       0.3872
                                                                ==============              ==============
   DISTRIBUTIONS PER SHARE -- CLASS II:
   Net investment income                                        $       0.1715
   Net realized short-term gain                                              0
   Net realized long-term gain                                               0
                                                                --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          $       0.1715
                                                                ==============

                                                                               THE OAKMARK
                                                                               SELECT FUND
------------------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED              YEAR ENDED
                                                                  MARCH 31, 2002          SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                         $    1,967,954             $    8,224,650
   Net realized gain (loss) on investments                          131,380,956                (46,951,440)
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                          342,809,776                564,071,103
                                                                 --------------             --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            476,158,686                525,344,313

FROM DISTRIBUTIONS TO SHAREHOLDERS OF: (a)
   Net investment income-- Class I                                   (8,379,997)                (7,393,194)
   Net investment income-- Class II                                           0                    (21,608)
   Net realized short-term gain-- Class I                                     0                (23,966,532)
   Net realized short-term gain-- Class II                                    0                          0
   Net realized long-term gain-- Class I                                      0                (93,492,833)
   Net realized long-term gain-- Class II                                     0                          0
                                                                 --------------             --------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                (8,379,997)              (124,874,167)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold-- Class I                              693,295,310              2,438,122,791
   Proceeds from shares sold-- Class II                              50,844,384                 33,209,296
   Reinvestment of dividends and capital gain distributions           7,956,922                121,465,993
   Payments for shares redeemed, net of fees-- Class I             (382,293,988)              (569,095,434)
   Payments for shares redeemed, net of fees-- Class II              (8,509,919)                (6,168,435)
                                                                 --------------             --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             361,292,709              2,017,534,211
                                                                 --------------             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             829,071,398              2,418,004,357
   NET ASSETS:
   Beginning of period                                            4,196,740,831              1,778,736,474
   End of period                                                 $5,025,812,229             $4,196,740,831
                                                                 ==============             ==============
   Undistributed net investment income                           $    1,545,989             $    7,958,033
                                                                 ==============             ==============
(a)DISTRIBUTIONS PER SHARE -- CLASS I:
   Net investment income                                         $       0.0501             $       0.0861
   Net realized short-term gain                                               0                     0.2779
   Net realized long-term gain                                                0                     1.0832
                                                                 --------------             --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           $       0.0501             $       1.4472
                                                                 ==============             ==============
   DISTRIBUTIONS PER SHARE -- CLASS II:
   Net investment income                                         $            0             $       0.0593
   Net realized short-term gain                                               0                     0.2667
   Net realized long-term gain                                                0                     1.0732
                                                                 --------------             --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           $            0             $       1.3992
                                                                 ==============             ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                               THE OAKMARK
                                                                             SMALL CAP FUND
------------------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED              YEAR ENDED
                                                                  MARCH 31, 2002          SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                          $    (972,862)            $    (710,637)
   Net realized gain (loss) on investments                            5,030,407                 1,334,090
   Net realized gain (loss) on foreign currency transactions                  0                         0
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                           93,845,396               (10,475,705)
                                                                  -------------             -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             97,902,941                (9,852,252)

FROM DISTRIBUTIONS TO SHAREHOLDERS OF: (a)
   Net investment income                                                      0                         0
   Net realized short-term gain                                               0                         0
   Net realized long-term gain                                                0                (8,165,109)
                                                                  -------------             -------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                         0                (8,165,109)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                        173,570,751               133,704,823
   Reinvestment of dividends and capital gain distributions                   0                 8,045,937
   Payments for shares redeemed, net of fees                        (37,880,936)             (107,824,806)
                                                                  -------------             -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             135,689,815                33,925,954
                                                                  -------------             -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             233,592,756                15,908,593
   Net assets:
   Beginning of period                                              264,612,205               248,703,612
   End of period                                                  $ 498,204,961             $ 264,612,205
                                                                  =============             =============
   Undistributed net investment income                            $           0             $           0
                                                                  =============             =============
(a) DISTRIBUTIONS PER SHARE:
   Net investment income                                          $           0             $           0
   Net realized short-term gain                                               0                         0
   Net realized long-term gain                                                0                    0.5102
                                                                  =============             =============
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            $           0             $      0.5102
                                                                  =============             =============

                                                                               THE OAKMARK
                                                                          EQUITY AND INCOME FUND
------------------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED              YEAR ENDED
                                                                  MARCH 31, 2002          SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                         $     8,830,188            $    5,055,874
   Net realized gain (loss) on investments                           (11,433,382)                1,909,621
   Net realized gain (loss) on foreign currency transactions              (2,663)                     (518)
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                           133,003,511                (5,101,055)
   Net change in unrealized appreciation (depreciation)
    -- other                                                                (237)                        0
                                                                 ---------------            --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             130,397,417                 1,863,923

FROM DISTRIBUTIONS TO SHAREHOLDERS OF: (a)
   Net investment income-- Class I                                    (7,013,868)                 (897,529)
   Net investment income-- Class II                                       (7,433)                   (7,433)
   Net realized short-term gain-- Class I                                      0                         0
   Net realized short-term gain-- Class II                                     0                         0
   Net realized long-term gain-- Class I                              (1,870,660)               (3,733,470)
   Net realized long-term gain-- Class II                                (33,869)                        0
                                                                 ---------------            --------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                 (8,925,830)               (4,638,432)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold-- Class I                             1,225,813,388               682,515,057
   Proceeds from shares sold-- Class II                               50,784,082                 2,887,484
   Reinvestment of dividends and capital gain distributions            8,611,522                 4,457,698
   Payments for shares redeemed, net of fees-- Class I              (203,112,329)             (118,553,446)
   Payments for shares redeemed, net of fees-- Class II               (4,738,428)                 (111,704)
                                                                 ---------------            --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                            1,077,358,235               571,195,069
                                                                 ---------------            --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            1,198,829,822               568,420,559
   NET ASSETS:
   Beginning of period                                               623,356,397                54,935,837
                                                                 ---------------            --------------
   End of period                                                 $ 1,822,186,219            $  623,356,396
                                                                 ===============            ==============
   Undistributed net investment income                           $     6,803,457            $    5,004,490
                                                                 ===============            ==============
(a)DISTRIBUTIONS PER SHARE -- CLASS I:
   Net investment income                                         $        0.1542            $       0.2427
   Net realized short-term gain                                                0                         0
   Net realized long-term gain                                            0.0416                    1.0013
                                                                 ---------------            --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           $        0.1958            $       1.2440
                                                                 ===============            ==============
   DISTRIBUTIONS PER SHARE -- CLASS II:
   Net investment income                                         $        0.1107            $       0.2368
   Net realized short-term gain                                                0                         0
   Net realized long-term gain                                            0.0416                    0.9967
                                                                 ---------------            --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           $        0.1523            $       1.2335
                                                                 ===============            ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                               THE OAKMARK
                                                                               GLOBAL FUND
------------------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED              YEAR ENDED
                                                                  MARCH 31, 2002          SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                          $    (209,365)           $         (55)
   Net realized gain (loss) on investments                            2,918,518                1,479,943
   Net realized gain (loss) on foreign currency transactions             (9,042)                  71,444
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                           21,977,231               (4,901,265)
   Net change in unrealized appreciation (depreciation)
     of forward currency exchange contracts                                   0                  (76,462)
   Net change in unrealized appreciation (depreciation)
    -- other                                                               (570)                   1,700
                                                                  -------------            -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             24,676,772               (3,424,695)

FROM DISTRIBUTIONS TO SHAREHOLDERS OF: (a)
   Net investment income-- Class I                                      (11,774)                (435,138)
   Net investment income-- Class II                                         (61)                       0
   Net realized short-term gain-- Class I                                     0                  (92,927)
   Net realized short-term gain-- Class II                                    0                        0
   Net realized long-term gain-- Class I                             (1,361,493)                 (37,007)
   Net realized long-term gain-- Class II                                (7,099)                       0
                                                                  -------------            -------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                (1,380,427)                (565,072)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold-- Class I                               82,404,960               42,948,303
   Proceeds from shares sold-- Class II                                 601,860
   Reinvestment of dividends and capital gain distributions           1,321,517                  560,498
   Payments for shares redeemed, net of fees-- Class I               (8,997,020)             (18,542,262)
   Payments for shares redeemed, net of fees-- Class II                 (26,694)
                                                                  -------------            -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                              75,304,623               24,966,539
                                                                  -------------            -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              98,600,968               20,976,772
   NET ASSETS:
   Beginning of period                                               48,204,011               27,227,239
                                                                  -------------            -------------
   End of period                                                  $ 146,804,979            $  48,204,011
                                                                  =============            =============
   Undistributed net investment income                            $           0            $    (159,043)
                                                                  =============            =============
(a)DISTRIBUTIONS PER SHARE -- CLASS I:
   Net investment income                                          $      0.0025            $      0.1742
   Net realized short-term gain                                               0                   0.0372
   Net realized long-term gain                                           0.2891                   0.0145
                                                                  -------------            -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            $      0.2916            $      0.2259
                                                                  =============            =============
   DISTRIBUTIONS PER SHARE -- CLASS II:
   Net investment income                                          $      0.0025
   Net realized short-term gain                                               0
   Net realized long-term gain                                           0.2891
                                                                  -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            $      0.2916
                                                                  =============

                                                                               THE OAKMARK
                                                                           INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED              YEAR ENDED
                                                                  MARCH 31, 2002          SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $     5,073,548            $  11,508,911
   Net realized gain (loss) on investments                            4,856,114              (13,334,222)
   Net realized gain (loss) on foreign currency transactions           (530,008)               2,323,657
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                          248,392,211             (118,037,625)
   Net change in unrealized appreciation (depreciation)
     of forward currency exchange contracts                                   0               (2,048,003)
   Net change in unrealized appreciation (depreciation)
    -- other                                                                215                  169,583
                                                                ---------------            -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            257,792,080             (119,417,699)

FROM DISTRIBUTIONS TO SHAREHOLDERS OF: (a)
   Net investment income-- Class I                                  (10,170,790)             (24,851,611)
   Net investment income-- Class II                                     (76,332)                  (3,245)
   Net realized short-term gain-- Class I                                     0              (16,422,539)
   Net realized short-term gain-- Class II
   Net realized long-term gain-- Class I                                      0               (8,281,127)
   Net realized long-term gain-- Class II
                                                                ---------------            -------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                               (10,247,122)             (49,558,522)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold-- Class I                              353,620,828              282,295,504
   Proceeds from shares sold-- Class II                              28,790,132                2,588,328
   Reinvestment of dividends and capital gain distributions           9,818,490               47,893,421
   Payments for shares redeemed, net of fees-- Class I             (115,985,251)            (205,510,100)
   Payments for shares redeemed, net of fees-- Class II              (4,194,398)                (327,974)
                                                                ---------------            -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             272,049,801              126,939,179
                                                                ---------------            -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             519,594,759              (42,037,042)
   NET ASSETS:
   Beginning of period                                              740,476,924              782,513,966
                                                                ---------------            -------------
   End of period                                                $ 1,260,071,683            $ 740,476,924
                                                                ===============            =============
   Undistributed net investment income                          $     4,220,346            $   9,923,928
                                                                ===============            =============
(a)DISTRIBUTIONS PER SHARE -- CLASS I:
   Net investment income                                        $        0.1649            $      0.5074
   Net realized short-term gain                                               0                   0.3353
   Net realized long-term gain                                                0                   0.1690
                                                                ---------------            -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          $        0.1649            $      1.0117
                                                                ===============            =============
   DISTRIBUTIONS PER SHARE -- CLASS II:
   Net investment income                                        $        0.1229            $      0.4869
   Net realized short-term gain                                               0                   0.3217
   Net realized long-term gain                                                0                   0.1621
                                                                ---------------            -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          $        0.1229            $      0.9707
                                                                ===============            =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        THE OAKMARK INTERNATIONAL
                                                                             SMALL CAP FUND
------------------------------------------------------------------------------------------------------------
                                                                  PERIOD ENDED              YEAR ENDED
                                                                 MARCH 31, 2002          SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                         $    (115,448)            $   1,844,218
   Net realized gain (loss) on investments                           3,909,454                 1,136,757
   Net realized gain (loss) on foreign currency transactions           (83,081)                  591,541
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                          48,088,211               (12,360,111)
   Net change in unrealized appreciation (depreciation)
     of forward currency exchange contracts                                  0                  (289,441)
   Net change in unrealized appreciation (depreciation)
    -- other                                                            (4,358)                   28,453
                                                                 -------------             -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            51,794,778                (9,048,583)

FROM DISTRIBUTIONS TO SHAREHOLDERS OF: (a)
   Net investment income-- Class I                                  (2,120,585)               (2,566,080)
   Net investment income-- Class II                                       (921)                        0
   Net realized short-term gain-- Class I                           (1,891,258)                        0
   Net realized short-term gain-- Class II                              (1,136)                        0
   Net realized long-term gain-- Class I                                     0                (3,663,064)
   Net realized long-term gain-- Class II                                    0                         0
                                                                 -------------             -------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                               (4,013,900)               (6,229,144)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold-- Class I                             176,736,276                72,931,617
   Proceeds from shares sold-- Class II                                193,894                    39,964
   Reinvestment of dividends and capital gain distributions          3,875,760                 6,071,794
   Payments for shares redeemed, net of fees-- Class I             (20,383,797)              (35,203,678)
   Payments for shares redeemed, net of fees-- Class II                (25,251)                        0
                                                                 -------------             -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                            160,396,882                43,839,697
                                                                 -------------             -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            208,177,760                28,561,970
   NET ASSETS:
   Beginning of period                                             118,907,752                90,345,782
                                                                 -------------             -------------
   End of period                                                 $ 327,085,512             $ 118,907,752
                                                                 =============             =============
   Undistributed net investment income                           $           0             $   1,922,975
                                                                 =============             =============
(a)DISTRIBUTIONS PER SHARE -- CLASS I:
   Net investment income                                         $      0.1600             $      0.3402
   Net realized short-term gain                                         0.1427                         0
   Net realized long-term gain                                               0                    0.4853
                                                                 -------------             -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           $      0.3027             $      0.8255
                                                                 =============             =============
   DISTRIBUTIONS PER SHARE -- CLASS II:
   Net investment income                                         $      0.1157
   Net realized short-term gain                                         0.1427
   Net realized long-term gain                                               0
                                                                 -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           $      0.2584
                                                                 =============

THE OAKMARK FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of the Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

CLASS DISCLOSURE --

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of .25% of average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. At this time, expenses directly attributable to each class are transfer agent fees, service fees and other shareholder servicing fees.

SECURITY VALUATION --

Investments are stated at market value. Securities traded on securities exchanges, securities traded on the NASDAQ National Market, and Over-the-counter securities are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase shall be valued at the latest bid quotation. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued on an amortized cost basis which approximates market value. Options are valued at the last reported sale price on the day of valuation, or if lacking any reported sales that day, at the mean of the most recent bid and ask quotations. Securities for which quotations are not readily available are valued at a fair value as determined by the Pricing Committee appointed by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS --

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At March 31, 2002, only the Global, International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation
(depreciation)-other includes the following components:

                                                         INT'L
                              GLOBAL   INTERNATIONAL   SMALL CAP
----------------------------------------------------------------
Unrealized appreciation
   (depreciation) on
   dividends and dividend
   reclaims receivable        $   652    $ (6,971)     $  1,298
Unrealized appreciation
   (depreciation) on open
   securities purchases and
   sales                           58       9,549        21,058
Unrealized appreciation
   (depreciation) on
   transaction hedge
   purchases and sales         (1,075)    (13,554)      (23,609)
Unrealized appreciation
   (depreciation) on tax
   expense payable                (20)        535          (337)
                              -------    --------      --------
Net Unrealized
   Appreciation
   (Depreciation) - Other     $  (385)   $(10,441)     $ (1,590)
                              =======    ========      ========

SECURITY TRANSACTIONS AND INVESTMENT INCOME --

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FORWARD FOREIGN CURRENCY CONTRACTS --

At March 31, 2002, Global, International and Int'l Small Cap had entered into forward foreign currency contracts under which they are obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

The Global Fund had the following outstanding contracts at March 31, 2002:

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES --

                                                                                  UNREALIZED
                                                                                 APPRECIATION
                                                                               (DEPRECIATION) AT
    US DOLLARS SOLD          FOREIGN CURRENCY PURCHASED    SETTLEMENT DATE      MARCH 31, 2002
    --------------------------------------------------------------------------------------------
       $ 57,202                  65,195  Euro Currency       April 2002            $  (368)
        218,610              29,013,912  Japanese Yen        April 2002                 49
        346,689               3,583,380  Swedish Krona       April 2002               (756)
                                                                                   -------
                                                                                   $(1,075)
                                                                                   =======

The International Fund had the following outstanding contracts at March 31, 2002:

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES --

                                                                                  UNREALIZED
                                                                                 APPRECIATION
                                                                               (DEPRECIATION) AT
    US DOLLAR SOLD          FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE     MARCH 31, 2002
    --------------------------------------------------------------------------------------------
      $  142,924               162,988  Euro Currency         April 2002           $ (1,035)
          57,233                65,559  Euro Currency         April 2002               (161)
          86,368                98,876  Euro Currency         April 2002               (291)
       2,008,479             1,406,793  Pound Sterling        April 2002             (5,205)
       1,977,180            20,436,128  Swedish Krona         April 2002             (6,862)
                                                                                   --------
                                                                                   $(13,554)
                                                                                   ========

The Int'l Small Cap Fund had the following outstanding contracts at March 31, 2002:

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES --

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS SOLD         FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE     MARCH 31, 2002
            --------------------------------------------------------------------------------------------
             $1,511,483               2,545,338  Swiss Franc         April 2002           $   (449)
                457,080               3,872,842  Danish Krone        April 2002             (3,347)
                489,457               4,163,513  Danish Krone        April 2002             (1,669)
                160,234                 182,790  Euro Currency       April 2002             (1,106)
                103,784                 118,461  Euro Currency       April 2002               (657)
                255,041                 291,110  Euro Currency       April 2002             (1,616)
                193,512                 220,677  Euro Currency       April 2002             (1,401)
                797,691                 913,212  Euro Currency       April 2002             (2,694)
              1,006,794               1,152,597  Euro Currency       April 2002             (3,400)
                193,194                 221,173  Euro Currency       April 2002               (652)
                476,180                 545,141  Euro Currency       April 2002             (1,608)
                147,566                 169,441  Euro Currency       April 2002                (59)
                 91,496                 105,059  Euro Currency       April 2002                (37)
              1,020,475                 714,769  Pound Sterling      April 2002             (2,644)
              1,061,352                 743,712  Pound Sterling      April 2002             (2,305)
                  8,228                  64,170  Hong Kong Dollar    April 2002                  0
                 26,439                 206,206  Hong Kong Dollar    April 2002                 (2)
                144,951               1,130,471  Hong Kong Dollar    April 2002                (14)
                809,860               6,316,101  Hong Kong Dollar    April 2002                (78)
                 22,649               3,006,000  Japanese Yen        April 2002                 15
                 15,117               2,004,000  Japanese Yen        April 2002                 (9)
                                                                                          --------
                                                                                          $(23,732)
                                                                                          ========

TRANSACTION HEDGES: FOREIGN CURRENCY SALES --

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS PURCHASED       FOREIGN CURRENCY SOLD        SETTLEMENT DATE     MARCH 31, 2002
            --------------------------------------------------------------------------------------------
                $57,027                39,960  Pound Sterling         April 2002               $123
                                                                                               ----
                                                                                               $123
                                                                                               ====

At March 31, 2002, Global, International and Int'l Small Cap Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS --

No provision is made for Federal income taxes. The Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these tax and book differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and undistributed net realized gain (loss) on investments. These differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

BANK LOANS --

The Funds have an unsecured line of credit with Investors Bank & Trust. It is a committed line of $250 million. Borrowings under this arrangement bear interest at .45% above the Federal Funds Effective Rate. As of March 31, 2002, there were no outstanding borrowings.

ACCOUNTING FOR OPTIONS --

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options, which expire unexercised, are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2002, Oakmark, Select, Small Cap, Equity & Income, and Global wrote option contracts. At March 31, 2002, Small Cap, Equity & Income, and Global had outstanding option contracts. Portfolio securities valued at $3,517,000, $12,032,280, and $11,610,710 were being held in escrow by the custodian as cover for call options and put options written by Small Cap, Equity & Income, and Global.

2. TRANSACTIONS WITH AFFILIATES

Each fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows. Oakmark pays 1% on the first $2 billion of net assets, .90% on the next $1 billion of net assets, .80% on the next $2 billion of net assets, and .75% on the excess of $5 billion of net assets. Select pays 1% on the first $1 billion of net assets, .95% on the next $500 million of net assets, .90% on the next $500 million of net assets, .85% on the next $500 million of net assets, .80% on the next $2.5 billion of net assets, and .75% on the excess of $5 billion of net assets. Small Cap pays 1.00% of net assets. Equity and Income pays .75% of net assets. Global pays 1.00% of net assets. International pays 1% on the first $2 billion of net assets, .95% on the next $1 billion of net assets, and .85% on the excess of $3 billion of net assets. Int'l Small Cap pays 1.25% on the first $500 million and 1.10% on the excess of $500 million of net assets. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. The Adviser has voluntarily agreed to reimburse the Funds to the extent that annual expenses, excluding certain expenses, for Class I shares, exceed 1.5% for domestic funds, 2.0% for international funds, 1.75% for the Global Fund and 1.0% for the Equity and Income Fund; or for Class II shares, exceed 1.75% for domestic funds, 2.25% for international funds, 2% for the Global Fund and 1.25% for the Equity and Income Fund.

During the six months ended March 31, 2002, the Funds incurred brokerage commissions of $3,582,251, $3,596,465, $209,756, $1,741,694, $227,420,
$1,429,127, and $588,314 of which $988,741, $570,563, $39,811, $405,399,
$52,225, $0, and $0 were paid by Oakmark, Select, Small Cap, Equity and Income, Global, International and Int'l Small Cap, respectively, to an affiliate of the Adviser.

The Funds' Trustees may participate in a Deferred Compensation Plan which may be terminated at any time. The obligations of the Plan are paid solely out of the assets of the Funds.

3. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares (in thousands):

                                            SIX MONTHS ENDED MARCH 31, 2002
                        ------------------------------------------------------------------------
                                                      EQUITY &                           INT'L
                        OAKMARK    SELECT  SMALL CAP   INCOME   GLOBAL  INTERNATIONAL  SMALL CAP
------------------------------------------------------------------------------------------------
Shares sold              25,065    27,772    9,766     68,983    6,115      26,562      15,151
Shares issued in
   reinvestment of
   dividends                563       300        0        483      109         726         375
Less shares redeemed    (11,448)  (14,636)  (2,260)   (11,332)    (689)     (8,452)     (1,796)
                        -------   -------   ------    -------    -----      ------      ------
Net increase
   (decrease) in
   shares outstanding    14,180    13,436    7,506     58,134    5,535      18,836      13,730
                        =======   =======   ======    =======    =====      ======      ======

                                        TWELVE MONTHS ENDED SEPTEMBER 30, 2001
                        ------------------------------------------------------------------------
                                                      EQUITY &                           INT'L
                        OAKMARK    SELECT  SMALL CAP   INCOME   GLOBAL  INTERNATIONAL  SMALL CAP
------------------------------------------------------------------------------------------------
Shares sold              44,685   101,275    8,459     39,023    3,516      18,926       6,680
Shares issued in
   reinvestment of
   dividends                994     5,908      585        293       53       3,303         588
Less shares redeemed    (24,202)  (23,567)  (7,348)    (6,921)  (1,614)    (13,874)     (3,226)
                        -------   -------   ------     ------   ------     -------      ------
Net increase
   (decrease) in
   shares outstanding    21,477    83,616    1,696     32,395    1,955       8,355       4,042
                        =======   =======   ======     ======   ======     =======      ======


4. INVESTMENT TRANSACTIONS

Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                          EQUITY &                             INT'L
                       OAKMARK      SELECT   SMALL CAP     INCOME     GLOBAL  INTERNATIONAL  SMALL CAP
------------------------------------------------------------------------------------------------------
Purchases             $1,224,883   $971,676   $102,173   $1,586,021   $86,533    $382,426     $168,651
Proceeds from sales   $  833,400   $697,282   $ 23,014   $  524,155   $18,448    $133,936     $ 21,139

Transactions in options written by Oakmark during the period ended March 31, 2002 were as follows:

                                                             NUMBER OF CONTRACTS             PREMIUMS RECEIVED
--------------------------------------------------------------------------------------------------------------
Options outstanding at September 30, 2001                              0                     $         0
Options written                                                   83,645                       7,552,732
Options terminated in closing purchase transactions               (8,910)                       (670,772)
Options expired                                                  (50,745)                     (5,804,083)
Options exercised                                                (23,990)                     (1,077,877)
                                                                 -------                     -----------
Options outstanding at March 31, 2002                                  0                     $         0

Transactions in options written by Select during the period ended March 31, 2002 were as follows:

                                                             NUMBER OF CONTRACTS             PREMIUMS RECEIVED
--------------------------------------------------------------------------------------------------------------
Options outstanding at September 30, 2001                              0                     $         0
Options written                                                   39,935                       4,004,963
Options terminated in closing purchase transactions               (2,700)                       (139,207)
Options expired                                                  (25,389)                     (3,500,703)
Options exercised                                                (11,846)                       (365,053)
                                                                 -------                     -----------
Options outstanding at March 31, 2002                                  0                     $         0

Transactions in options written by Small Cap during the period ended March 31, 2002 were as follows:

                                                             NUMBER OF CONTRACTS             PREMIUMS RECEIVED
--------------------------------------------------------------------------------------------------------------
Options outstanding at September 30, 2001                              0                       $       0
Options written                                                    4,925                         868,639
Options terminated in closing purchase transactions                 (200)                        (47,318)
Options expired                                                   (3,325)                       (413,956)
Options exercised                                                   (200)                       (101,597)
                                                                  ------                       ---------
Options outstanding at March 31, 2002                              1,200                       $ 305,768

Transactions in options written by Equity & Income during the period ended March 31, 2002 were as follows:

                                                             NUMBER OF CONTRACTS             PREMIUMS RECEIVED
--------------------------------------------------------------------------------------------------------------
Options outstanding at September 30, 2001                              0                     $        0
Options written                                                   22,510                      2,465,968
Options terminated in closing purchase transactions              (9,775)                       (780,319)
Options expired                                                  (9,194)                       (999,677)
Options exercised                                                   (31)                         (2,515)
                                                                 -------                     ----------
Options outstanding at March 31, 2002                             3,510                      $  683,457

Transactions in options written by Global during the period ended March 31, 2002 were as follows:

                                                             NUMBER OF CONTRACTS             PREMIUMS RECEIVED
--------------------------------------------------------------------------------------------------------------
Options outstanding at September 30, 2001                            450                      $ 141,020
Options written                                                    6,760                        943,288
Options terminated in closing purchase transactions               (1,010)                      (241,427)
Options expired                                                   (1,610)                      (291,350)
Options exercised                                                    (50)                        (9,100)
                                                                  ------                      ---------
Options outstanding at March 31, 2002                              4,540                      $ 542,431

5. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended March 31, 2002 is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                                 PURCHASE         SALES       DIVIDEND     MARKET VALUE
           AFFILIATES                             (COST)        PROCEEDS       INCOME     MARCH 31, 2002
           ---------------------------------------------------------------------------------------------
           The Dun & Bradstreet Corporation   $109,946,411             $0           $0    $216,950,224
           Toys `R' Us, Inc.                   202,412,803              0            0     229,861,060
                                              ------------             --           --    ------------
           TOTALS                             $312,359,214             $0           $0    $446,811,284

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND

                                                 PURCHASE         SALES       DIVIDEND     MARKET VALUE
           AFFILIATES                             (COST)        PROCEEDS       INCOME     MARCH 31, 2002
           ---------------------------------------------------------------------------------------------
           Department 56, Inc.                 $10,772,852             $0           $0     $11,200,000
           Hanger Orthopedic Group, Inc.         5,061,010              0            0       9,936,000
           R.G. Barry Corporation               10,857,418              0            0       5,469,210
                                              ------------             --           --     -----------
           TOTALS                              $26,691,280             $0           $0     $26,605,210

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                                 PURCHASE         SALES       DIVIDEND     MARKET VALUE
           AFFILIATES                             (COST)        PROCEEDS       INCOME     MARCH 31, 2002
           ---------------------------------------------------------------------------------------------
           Chargeurs SA                       $ 19,034,755     $        0    $        0    $ 24,837,195
           Cordiant Communications Group plc    48,310,385              0             0      39,847,036
           Enodis plc                           35,994,642      5,578,340     5,650,112      25,685,210
           Fila Holding S.p.A.                  83,867,401        205,149             0      12,968,472
                                              ------------     ----------    ----------    ------------
           TOTALS                             $187,207,183     $5,783,489    $5,650,112    $103,337,913

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                                 PURCHASE         SALES       DIVIDEND     MARKET VALUE
           AFFILIATES                             (COST)        PROCEEDS       INCOME     MARCH 31, 2002
           ---------------------------------------------------------------------------------------------
           Alaska Milk Corporation             $ 3,024,829            $0      $107,461      $2,033,073
           Royal Doulton plc                     4,055,329             0             0         531,003
           Mainfreight Limited                   6,228,551             0        49,738       4,118,319
           Matichon Public Company Limited,
              Foreign Shares                     3,448,354             0             0       2,999,265
                                               -----------            --      --------      ----------
           TOTALS                              $16,757,063            $0      $157,199      $9,681,660

              THE OAKMARK FUND

              FINANCIAL HIGHLIGHTS

              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                APRIL 5, 2001
                        PERIOD ENDED  PERIOD ENDED  YEAR ENDED     THROUGH        YEAR          YEAR         YEAR
                          MARCH 31,     MARCH 31, SEPTEMBER 30, SEPTEMBER 30,     ENDED         ENDED        ENDED
                           2002           2002       2001           2001       SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                          CLASS I       CLASS II    CLASS I       CLASS II (a)    2000          1999         1998
------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of Period     $  32.01      $ 31.97   $  26.95        $32.09       $  34.37      $  33.54     $  41.21
Income From Investment
   Operations:
   Net Investment
      Income (Loss)            0.06         0.04       0.07          0.05           0.48          0.36         0.47
   Net Gains or Losses
      on Securities
      (both realized and
         unrealized)           4.87         4.87       5.38         (0.17)         (2.91)         2.51        (1.73)
                           --------      -------   --------        ------       --------      --------     --------
   Total From Investment
      Operations:              4.93         4.91       5.45         (0.12)         (2.43)         2.87        (1.26)
Less Distributions:
   Dividends (from net
      investment income)      (0.20)       (0.17)     (0.39)         0.00          (0.26)        (0.44)       (0.40)
   Distributions
      (from capital gains)     0.00         0.00       0.00          0.00          (4.73)        (1.60)       (6.01)
                           --------      -------   --------        ------       --------      --------     --------

   Total Distributions        (0.20)       (0.17)     (0.39)         0.00          (5.00)        (2.04)       (6.41)
Net Asset Value,
   End of Period           $  36.74      $ 36.71   $  32.01        $31.97       $  26.95      $  34.37     $  33.54
                           ========      =======   ========        ======       ========      ========     ========
Total Return                  15.44%       15.41%     20.42%        (0.37)%        (7.55)%        7.98%       (4.06)%
Ratios/Supplemental Data:
   Net Assets, End of
      Period ($million)    $4,088.7      $   0.5   $3,109.1        $  0.1       $2,038.7      $4,772.8     $6,924.0
   Ratio of Expenses to
      Average Net Assets       1.11%*       1.14%*     1.15%         1.32%*         1.21%         1.11%        1.08%
   Ratio of Net Investment
      Income to Average
      Net Assets               0.42%*       0.12%*     0.73%         0.46%*         1.42%         1.02%      1.22%
   Portfolio Turnover Rate       24%          24%        57%           57%            50%           13%        43%

                                    ELEVEN        YEAR
                                 MONTHS ENDED     ENDED
                                 SEPTEMBER 30,  OCTOBER 31
                                    1997 (b)       1996
----------------------------------------------------------
Net Asset Value,
   Beginning of Period            $  32.39       $  28.47
Income From Investment
   Operations:
   Net Investment
      Income (Loss)                   0.36           0.34
   Net Gains or Losses
      on Securities
      (both realized and
         unrealized)                 10.67           4.70
                                  --------       --------
   Total From Investment
      Operations:                    11.03           5.04
Less Distributions:
   Dividends (from net
      investment income)             (0.34)         (0.28)
   Distributions
      (from capital gains)           (1.87)         (0.84)
                                  --------       --------
   Total Distributions               (2.21)         (1.12)
Net Asset Value,
   End of Period                  $  41.21       $  32.39
                                  ========       ========
Total Return                         39.24%*        18.07%
Ratios/Supplemental Data:
   Net Assets, End of
      Period ($million)           $6,614.9       $3,933.9
   Ratio of Expenses to
      Average Net Assets              1.08%*         1.18%
   Ratio of Net Investment
      Income to Average
      Net Assets                      1.19%*         1.13%
   Portfolio Turnover Rate              17%            24%

* Data has been annualized.

(a) The date which Class II shares were first sold to the public was April 5, 2001.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

              THE OAKMARK SELECT FUND

              FINANCIAL HIGHLIGHTS

              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                        DECEMBER 31,
                                            PERIOD     PERIOD                                               1999
                                            ENDED      ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     THROUGH
                                          MARCH 31, MARCH 31, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, YEAR ENDED
                                            2002       2002       2001           2001         2000         2000       SEPTEMBER 30,
                                           CLASS I   CLASS II    CLASS I       CLASS II     CLASS I      CLASS II (a)    1999
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  25.20    $25.10  $  21.45      $21.40       $  20.92       $18.42       $  16.76

Income From Investment Operations:
   Net Investment Income (Loss)                0.01      0.00      0.03        0.00          0.13          0.10           0.19
   Net Gains or Losses on Securities
      (both realized and unrealized)           2.77      2.73      5.17        5.10          4.32          2.88           4.73
                                           --------    ------  --------      ------       -------        ------       --------
   Total From Investment Operations:           2.78      2.73      5.20        5.10          4.45          2.98           4.92

Less Distributions:
   Dividends (from net investment income)     (0.05)     0.00     (0.09)      (0.06)        (0.20)         0.00          (0.05)

   Distributions (from capital gains)          0.00      0.00     (1.36       (1.34)        (3.72)         0.00          (0.71)
                                           --------    ------  --------      ------       -------        ------       --------
   Total Distributions                        (0.05)     0.00     (1.45)      (1.40)        (3.91)         0.00          (0.76)
Net Asset Value, End of Period             $  27.93    $27.83  $  25.20      $25.10       $ 21.45        $21.40       $  20.92
                                           ========    ======  ========      ======       =======        ======       ========
Total Return                                  11.04%    10.88%    25.75%      25.28%        24.53%        16.18%         30.07%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)    $4,942.5    $ 83.4  $4,161.4      $ 35.4      $1,772.0         $ 6.8       $1,638.9

   Ratio of Expenses to Average Net Assets     1.06%*    1.30%*    1.08%       1.40%         1.17%         1.41%*         1.16%

   Ratio of Net Investment Income (Loss) to
      Average Net Assets                       0.09%*   (0.16)%*   0.26%      (0.08)%        0.76%        0.59%*          0.98
   Portfolio Turnover Rate                       13%       13%       21%         21%           69%          69%             67%

                                                                 ELEVEN
                                                YEAR ENDED    MONTHS ENDED
                                               SEPTEMBER 30,  SEPTEMBER 30,
                                                   1998          1997(b)
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $  16.34       $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                      0.03        (0.01)
   Net Gains or Losses on Securities
      (both realized and unrealized)                 0.56         6.35
                                                 --------       ------
   Total From Investment Operations:                 0.59         6.34
Less Distributions:
   Dividends (from net investment income)            0.00         0.00
   Distributions (from capital gains)               (0.17)        0.00
                                                 --------       ------
   Total Distributions                              (0.17)        0.00
Net Asset Value, End of Period                   $  16.76       $16.34
                                                 ========       ======
Total Return                                         3.64%       69.16%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)          $1,227.9       $514.2
   Ratio of Expenses to Average Net Assets           1.22%        1.12%*
   Ratio of Net Investment Income (Loss) to
      Average Net Assets                            (0.17)%      (0.11)%*
   Portfolio Turnover Rate                             56%          37%

   Notes
   -----
* Data has been annualized.

(a) The date which Class II shares were first sold to the public was December 31, 1999.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

              THE OAKMARK SMALL CAP FUND

              FINANCIAL HIGHLIGHTS

              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                        ELEVEN MONTHS
                                      PERIOD ENDED YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED       ENDED    YEAR ENDED
                                        MARCH 31, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, OCTOBER 31,
                                          2002       2001          2000          1999          1998          1997 (b)     1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $14.57     $ 15.10      $13.88         $12.63         $20.34      $ 13.19        $10.00
Income From Investment Operations:
   Net Investment Income (Loss)            0.00        0.00        0.00           0.14          (0.12)       (0.01)        (0.02)
   Net Gains or Losses on Securities
   (both realized and unrealized)          4.84       (0.02)       1.22           1.20          (4.73)        7.16          3.21
                                         ------     -------      ------         ------         ------     --------        ------
   Total From Investment Operations:       4.84       (0.02)       1.22           1.34          (4.85)        7.15          3.19
Less Distributions:
   Dividends (from net investment income)  0.00        0.00        0.00           0.00           0.00         0.00          0.00
   Distributions (from capital gains)      0.00        0.00        0.00          (0.09)         (2.86)        0.00          0.00
                                         ------     -------      ------         ------         ------     --------        ------
Total Distributions                        0.00       (0.51)       0.00          (0.09)         (2.86)        0.00          0.00
Net Asset Value, End of Period           $19.41     $ 14.57      $15.10         $13.88         $12.63     $  20.34        $13.19
                                         ======     =======      ======         ======         ======     ========        ======
Total Return                              33.22%       0.07%       8.79%         10.56%        (26.37)%      59.14%*       31.94%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)  $498.2      $264.6      $248.7         $437.1         $618.0     $1,513.4        $218.4
   Ratio of Expenses to Average
   Net Assets                              1.19%*      1.27%       1.50%(a)      1.48%           1.45%        1.37%*        1.61%
   Ratio of Net Investment Income (Loss) to
   Average Net Assets                     (0.56)%*    (0.28)%     (0.41)%(a)    (0.44)%         (0.40)%      (0.25)%*      (0.29)%
   Portfolio Turnover Rate                    6%         47%         28%           68%             34%          27%           23%

* Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                  SEPTEMBER 30,
                                                                      2000
-------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                               1.59%
Ratio of Net Income (Loss) to Average Net Assets                     (0.50)%

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

              THE OAKMARK EQUITY AND INCOME FUND

              FINANCIAL HIGHLIGHTS

              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                            PERIOD     PERIOD                                          JULY 13, 2000
                                            ENDED      ENDED    YEAR ENDED    YEAR ENDED  YEAR ENDED      THROUGH
                                          MARCH 31, MARCH 31, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,  YEAR ENDED
                                            2002       2002       2001           2001        2000           2000      SEPTEMBER 30,
                                           CLASS I   CLASS II    CLASS I      CLASS II      CLASS I      CLASS II(a)      1999
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $  17.45    $17.40   $16.50        $16.49        $15.68        $15.51        $13.99
Income From Investment Operations:
   Net Investment Income (Loss)              0.09      0.04     0.08          0.07          0.35          0.30          0.39
   Net Gains or Losses on Securities
      (both realized and unrealized)         2.07      2.11     2.11          2.07          2.28          0.68          1.72
                                         --------    ------   ------        ------        ------        ------        ------
   Total From Investment Operations:         2.16      2.15     2.19          2.15          2.63          0.98          2.11
Less Distributions:
   Dividends (from net investment income)   (0.16)    (0.11)   (0.24)        (0.24)        (0.45)         0.00         (0.21)
   Distributions (from capital gains)       (0.04)    (0.04)   (1.00)        (1.00)        (1.36)         0.00         (0.21)
                                         --------    ------   ------        ------        ------        ------        ------
   Total Distributions                      (0.20)    (0.15)   (1.24)        (1.23)        (1.81)         0.00         (0.42)
Net Asset Value, End of Period           $  19.41    $19.40   $17.45        $17.40        $16.50        $16.49        $15.68
                                         ========    ======   ======        ======        ======        ======        ======
Total Return                                12.45%    12.44%   14.40%        14.07%        18.51%         6.32%        15.32%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)  $1,769.9     $52.3   $620.1         $ 3.3        $ 54.5         $ 0.4        $ 60.3
   Ratio of Expenses to Average Net Assets   0.92%*    1.22%*   0.98%         1.23%         1.25%         1.32%*        1.18%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                  1.55%*    1.39%*   2.07%         1.95%         3.04%         2.59%*        2.65%
   Portfolio Turnover Rate                     50%       50%     124%          124%           87%           87%           81%

                                                             ELEVEN MONTHS
                                                YEAR ENDED       ENDED       YEAR ENDED
                                               SEPTEMBER 30, SEPTEMBER 30,   OCTOBER 31,
                                                   1998           1997(c)       1996
                                              ------------------------------------------
Net Asset Value, Beginning of Period            $14.49        $11.29        $10.00
Income From Investment Operations:
   Net Investment Income (Loss)
   Net Gains or Losses on Securities
      (both realized and unrealized)              0.04          3.24          1.19
                                                ------        ------        ------
   Total From Investment Operations:              0.33          3.45          1.29
Less Distributions:
   Dividends (from net investment income)        (0.24)        (0.12)         0.00
   Distributions (from capital gains)            (0.59)        (0.13)         0.00
                                                ------        ------        ------
   Total Distributions                           (0.83)        (0.25)         0.00
Net Asset Value, End of Period                  $13.99        $14.49        $11.29
                                                ======        ======        ======
Total Return                                      2.57%        34.01%*       12.91%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $ 57.7        $ 33.5        $ 13.8
   Ratio of Expenses to Average Net Assets        1.31%         1.50%*(b)     2.50%(b)
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                       2.39%         2.38%*(b)     1.21%(b)
   Portfolio Turnover Rate                          46%           53%           66%

  Notes
  -----
*   Data has been annualized.

(a) The date which Class II shares were first sold to the public was July 13, 2000.
(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                                                  SEPTEMBER 30,     SEPTEMBER 30,
                                                                                                      1997               1996
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                                              1.70%              2.64%
Ratio of Net Income (Loss) to Average Net Assets                                                     2.18%              1.08%

(c) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

              THE OAKMARK GLOBAL FUND

              FINANCIAL HIGHLIGHTS

              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD OCTOBER 10, 2001

                                                                 OCTOBER 10, 2001
                                                  PERIOD ENDED        THROUGH
                                                    MARCH 31,         MARCH 31,   YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                      2002             2002      SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                    CLASS I         CLASS II (a)     2001            2000             1999 (c)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $10.83          $11.25          $10.91           $ 9.18         $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                       0.04            0.00            0.03             0.11           0.01
   Net Gains or Losses on Securities
      (both realized and unrealized)                  4.12            3.71            0.13             1.63          (0.83)
                                                    ------          ------          ------           ------         -------
   Total From Investment Operations:                  4.16            3.71            0.15             1.74          (0.82)
Less Distributions:
   Dividends (from net investment income)            (0.00)          (0.00)          (0.17)           (0.01)          0.00
   Distributions (from capital gains)                (0.29)          (0.29)          (0.06)            0.00           0.00
                                                    ------          ------          ------           ------         -------
   Total Distributions                               (0.29)          (0.29)          (0.23)           (0.01)          0.00
Net Asset Value, End of Period                      $14.70          $14.67          $10.83           $10.91         $ 9.18
                                                    ======          ======          ======           ======         ======
Total Return                                         38.99%          33.62%           1.37%           18.97%         (8.20)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)             $146.1           $ 0.7          $ 48.2           $ 27.2         $ 24.0
   Ratio of Expenses to Average Net Assets            1.55%*          2.00% *(b)      1.75%(b)         1.75%(b)       1.75%*(b)
   Ratio of Net Investment Income (Loss) to
      Average Net Assets                             (0.50)%*        (0.86)%*(b)      0.00%(b)         0.54%(b)       0.98%*(b)
   Portfolio Turnover Rate                              19%             19%            114%             147%             7%


   Notes
   -----
*    Data has been annualized

(a) The date which Class II shares were first sold to the public was October 10, 2001.
(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                                MARCH 31, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                                                                                  2002       2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                           2.05%      1.80%         1.96%         2.22%*
Ratio of Net Income (Loss) to Average Net Assets                                 (0.91)%    (0.05)%        0.34%         0.51%*

(c) The date which Fund shares were first offered for sale to the public was August 4, 1999.

              THE OAKMARK INTERNATIONAL FUND

              FINANCIAL HIGHLIGHTS

              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                         NOVEMBER 4,
                                           PERIOD     PERIOD                                                1999
                                           ENDED      ENDED      YEAR ENDED    YEAR ENDED   YEAR ENDED     THROUGH
                                          MARCH 31,  MARCH 31,  SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, YEAR ENDED
                                            2002       2002         2001          2001         2000          2000      SEPTEMBER 30,
                                          CLASS I    CLASS II     CLASS I       CLASS II     CLASS I     CLASS II (a)      1999
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $  12.51     $  12.47      $ 15.40       $ 15.37     $ 13.95        $14.36       $10.42
Income From Investment Operations:
   Net Investment Income (Loss)             0.05         0.01         0.20          0.18        1.02          0.96        (0.34)
   Net Gains or Losses on Securities
      (both realized and unrealized)        3.76         3.78        (2.07)        (2.10)       0.92          0.54         4.89
                                        --------     --------      -------       -------     -------        ------       ------
   Total From Investment Operations:        3.81         3.79        (1.87)        (1.93)       1.94          1.50         4.55
Less Distributions:
   Dividends (from net
      investment income)                   (0.17)       (0.12)       (0.51)        (0.49)      (0.49)        (0.49)       (0.24)
   Distributions (from capital gains)       0.00         0.00        (0.50)        (0.48)       0.00          0.00        (0.78)
                                        --------     --------      -------       -------     -------        ------       ------
   Total Distributions                     (0.17)       (0.12)       (1.01)        (0.97)      (0.49)        (0.49)       (1.02)
Net Asset Value, End of Period          $  16.15     $  16.14      $    12       $ 12.47     $ 15.40        $15.37       $13.95
                                        ========     ========      =======       =======     =======        ======       ======
Total Return                               30.67%        30.6       (13.10)%      (13.44)%     14.27%        10.79%       46.41%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million) $1,229.3     $   30.7      $ 738.5       $   1.9     $ 782.4        $  0.1       $811.1

   Ratio of Expenses to
      Average Net Assets                    1.41%*       1.87%*       1.30%         1.64%       1.30%         1.50%*       1.29%
   Ratio of Net Investment
      Income (Loss)
      to Average Net Assets                 1.04%*       1.37%*       1.40%         0.62%       1.87%         1.98%*       1.94%
   Portfolio Turnover Rate                    14%          14%          58%           58%         64%           64%          54%

                                                       ELEVEN MONTHS
                                        YEAR ENDED         ENDED       YEAR ENDED
                                       SEPTEMBER 30,    SEPTEMBER 30,  OCTOBER 31,
                                           1998           1997 (b)        1996
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $ 18.77         $  14.92       $  12.97
Income From Investment Operations:
   Net Investment Income (Loss)             0.41             0.27           0.09
   Net Gains or Losses on Securities
      (both realized and unrealized)       (5.32)            3.74           2.90
                                         -------         --------       --------
   Total From Investment Operations:       (4.91)            4.01           2.99
Less Distributions:
   Dividends (from net
      investment income)                   (0.58)           (0.16)          0.00
   Distributions (from capital gains)      (2.86)            0.00          (1.04)
                                         -------         --------       --------
   Total Distributions                     (3.44)           (0.16)         (1.04)
Net Asset Value, End of Period           $ 10.42         $  18.77       $  14.92
                                         =======         ========       ========
Total Return                              (29.90)%          29.63%*        24.90%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)  $ 756.1         $1,647.3       $1,172.8
   Ratio of Expenses to
      Average Net Assets                    1.32%            1.26%*         1.32%
   Ratio of Net Investment
      Income (Loss)
      to Average Net Assets                 1.95%            2.09%*         1.45%
   Portfolio Turnover Rate                    43%              61%            42%

* Data has been annualized.

(a) The date which Class II shares were first sold to the public was November 4, 1999.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

              THE OAKMARK INTERNATIONAL SMALL CAP FUND

              FINANCIAL HIGHLIGHTS

              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD PERIOD

                                            PERIOD       PERIOD                 JANUARY 9, 2001
                                             ENDED        ENDED       YEAR ENDED     THROUGH
                                            MARCH 31,    MARCH 31,   SEPTEMBER 30, SEPTEMBER 30,   YEAR ENDED     YEAR ENDED
                                              2002         2002           2001        2001        SEPTEMBER 30,  SEPTEMBER 30,
                                            CLASS I      CLASS II       CLASS I     CLASS II (a)      2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $10.00         $ 9.97       $11.51        $10.73         $12.64        $ 6.89
Income From Investment Operations:
    Net Investment Income (Loss)               0.00           0.00         0.12          0.15           0.23          0.24
    Net Gains or Losses on Securities
        (both realized and unrealized)         3.06           3.04        (0.81)        (0.91)         (0.66)         5.71
                                             ------         ------       ------        ------         ------        ------
    Total From Investment Operations:          3.06           3.04        (0.68)        (0.76)         (0.43)         5.95
Less Distributions:
    Dividends (from net
        investment income)                    (0.16)         (0.12)       (0.34)         0.00          (0.11)        (0.20)
    Distributions (from capital gains)        (0.14)         (0.14)       (0.49)         0.00          (0.59)         0.00
                                             ------         ------       ------        ------         ------        ------
    Total Distributions                       (0.30)         (0.26)       (0.83)         0.00          (0.70)        (0.20)
Net Asset Value, End of Period               $12.76         $12.75       $10.00        $ 9.97         $11.51        $12.64
                                             ======         ======       ======        ======         ======        ======
Total Return                                  31.34%         31.08%       (6.18)%       (7.08)%        (3.44)%       88.02%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)     $326.8         $  0.2       $118.9        $  0.0         $ 90.3        $155.4
    Ratio of Expenses to Average
        Net Assets                             1.57%*         1.68%*       1.74%         1.97%*         1.77%         1.79%
    Ratio of Net Investment Income
        (Loss) to Average Net Assets          (0.12)%*       (0.21)%*      1.83%         1.76%*         1.99%         2.31%
    Portfolio Turnover Rate                       9%             9%          49%           49%            40%          126%

                                                                         ELEVEN
                                                   YEAR ENDED          MONTHS ENDED      YEAR ENDED
                                                   SEPTEMBER 30,       SEPTEMBER 30,     OCTOBER 31,
                                                      1998               1997 (b)           1996
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $ 12.20             $11.41            $10.00
Income From Investment Operations:
    Net Investment Income (Loss)                        0.18               0.13              0.04
    Net Gains or Losses on Securities
        (both realized and unrealized)                 (4.09)              1.10              1.37
                                                     -------             ------            ------
    Total From Investment Operations:                  (3.91)              1.23              1.41
Less Distributions:
    Dividends (from net
        investment income)                             (0.06)             (0.08)             0.00
    Distributions (from capital gains)                 (1.34)             (0.36)             0.00
                                                     -------             ------            ------
    Total Distributions                                (1.40)             (0.44)             0.00
Net Asset Value, End of Period                       $  6.89             $12.20            $11.41
                                                     =======             ======            ======
Total Return                                          (35.20)%            12.07%*           14.15%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million) $326.8      $  51.8             $ 66.0            $ 39.8
    Ratio of Expenses to Average
        Net Assets                                      1.96%              1.93%*            2.50%(c)
    Ratio of Net Investment Income
        (Loss) to Average Net Assets                    2.17%              1.23%*            0.65%(c)
    Portfolio Turnover Rate                               69%                63%               27%

   Notes
   -----
*    Data has been annualized.

(a) The date which Class II shares were first sold to the public was January 9, 2001.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.
(c) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                                                                OCTOBER 31,
                                                                                                                   1996
---------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                                                            2.65%
Ratio of Net Income (Loss) to Average Net Assets                                                                   0.50%

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

THE OAKMARK EQUITY AND INCOME FUND INVESTS IN MEDIUM AND LOWER-QUALITY DEBT SECURITIES WHICH HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES.

 1. According to Morningstar, the Morningstar Manager of the Year award is presented to portfolio managers based on the managers' (i) "ability to generate exceptional returns;" (ii) "willingness to align their interests with shareholders;" and (iii) "courage to stay with their strategies in order to produce superior risk-adjusted returns in the end.

 2. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

     The performance information for The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor less than 90 days. The purpose of this redemption fee is to deter market timers.

 3. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

 4. The Price-Earnings Ratio ("P/E") is the most common measure of how expensive a stock is.

 5. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies.

 6. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies.

 7. The Lipper Large Cap Value Fund Index measures the performance of the thirty largest U.S. large-cap value funds tracked by Lipper.

 8. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation.

 9. The Lipper Mid Cap Value Fund Index measures the performance of the thirty largest U.S. mid-cap value funds tracked by Lipper.

10. NAV stands for Net Asset Value. NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities divided by the number of outstanding shares.

11. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies.

12. The S&P Small Cap 600 Index measures the performance of selected U.S. stocks with small market capitalizations.

13. The Lipper Small Cap Value Fund Index measures the performance of the thirty largest U.S. small-cap value funds tracked by Lipper.

14. The Lipper Balanced Fund Index measures the performance of the thirty largest U.S. balanced funds tracked by Lipper.

15. The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices.

16. The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand and the Far East. This index is unmanaged and investors cannot actually make investments in this index.

17. The Lipper Global Fund Index is an unmanaged index that includes 30 mutual funds that invest in securities throughout the world.

18. Lipper, Inc. is an independent monitor of mutual fund performance. For the period ended 12/31/01, Global ranked #1 of 290 funds for the 1-year period, #1 of 231 for the 2-year period, and #1 of 222 since inception (8/4/99).

19. The MSCI World Ex U.S. Index is an unmanaged index made up of 19 country sub-indexes, excluding the U.S.

20.  The Lipper International Fund Index is an unmanaged index that includes
     30 mutual funds that invest in securities whose primary markets are outside the U.S.

21. The Morgan Stanley Small Cap World Ex US Index includes stocks having market capitalizations between $200-$800 million across 23 developed markets. This index is unmanaged and investors cannot actually make an investment in this index.

22. The Lipper International Small Cap Average includes 76 mutual funds that invest in securities whose primary markets are outside the U.S.

23. The MSCI EAFE Index is the Morgan Stanley Europe, Australia, and Far East Index, which is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

THE OAKMARK FAMILY OF FUNDS


INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2    Invest in companies expected to grow shareholder value over time.

3    Invest with management teams who think and act as owners.


INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.


WHO SHOULD INVEST

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of the Oakmark funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio to include value and momemtum/growth investment styles may help reduce overall volatility--and potentially provide more consistent returns over time.


[GRAPHIC]

BOTTOM-UP INVESTMENT PROCESS

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests.
Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

   Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"X TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FAMILY OF FUNDS


TRUSTEES AND OFFICERS

TRUSTEES
   Victor A. Morgenstern--CHAIRMAN
   Michael J. Friduss
   Thomas H. Hayden
   Christine M. Maki
   Allan J. Reich
   Marv Rotter
   Burton W. Ruder
   Peter S. Voss
   Gary Wilner, M.D.

OFFICERS
   Robert M. Levy--PRESIDENT
   James P. Benson--VICE PRESIDENT
   Henry R. Berghoef--VICE PRESIDENT
   Kevin G. Grant--VICE PRESIDENT
   David G. Herro--VICE PRESIDENT
   Gregory L. Jackson--VICE PRESIDENT
   Clyde S. McGregor--VICE PRESIDENT
   Anita M. Nagler--VICE PRESIDENT
   William C. Nygren--VICE PRESIDENT
   John R. Raitt--VICE PRESIDENT
   Janet L. Reali--VICE PRESIDENT AND SECRETARY
   Ann W. Regan--VICE PRESIDENT--
     SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
   Edward A. Studzinski--VICE PRESIDENT
   Michael J. Welsh--VICE PRESIDENT
   Kristi L. Rowsell--TREASURER
   John J. Kane--ASSISTANT TREASURER


OTHER INFORMATION

INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   CDC IXIS Asset Management Services, Inc.
   Attention: The Oakmark Family of Funds
   P.O. Box 8510
   Boston, Massachusetts 02266-8510

LEGAL COUNSEL
   Bell, Boyd & Lloyd LLC
   Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   Chicago, Illinois

FOR MORE INFORMATION:
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-449-6274

WEBSITE
   www.oakmark.com

24-HOUR NAV HOTLINE
   1-800-GROWOAK (1-800-476-9625)

E-MAIL ADDRESS
   ServiceComments@oakmark.com




This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

                                  P.O. BOX 8510
                              BOSTON, MA 02266-8510


                                     [LOGO]
                                    OAKMARK
                                FAMILY OF FUNDS

                                  1-800-OAKMARK
                                 www.oakmark.com



The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD. Date of first use: May 2002.